SCHEDULE 14A
                                 (RULE 14A-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934


Filed by the registrant             [x]
Filed by a party other than the registrant  [  ]

Check the appropriate box:

[x]      Preliminary proxy statement              [  ]  Confidential, for use of
[  ]     Definitive proxy statement                     the Commission only
[  ]     Definitive additional materials                as permitted by Rule
[  ]     Soliciting material pursuant to                14a-6(e)(20) )
         Rule 14a-11(c) or 14a-12

                             PERFECTDATA CORPORATION
-------------------------------------------------------------------------------
(Name of Registrant as Specified in Its Charter)

                             PERFECTDATA CORPORATION
-------------------------------------------------------------------------------
(Name of Person (s) Filing Proxy Statement)

Payment of filing fee (Check the appropriate box):

[x]   No fee required.
[ ]   Fee computed on table below per Exchange Act Rules 14a-6 (i) (4) and 0-11.

      (1) Title of each class of securities to which transaction applies:

      (2) Aggregate number of securities to which transactions applies:

      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:1

      (4) Proposed maximum aggregate value of transaction:

      (5) Total fee paid:
[ ]   Fee paid previously with preliminary materials.

[ ]   Check box if any part of the fee is offset as provided by Exchange Act
Rule 0-11 (a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statements number, or the form or schedule and the date of its filing.

                       (1)      Amount Previously Paid:
                       (2)      Form, Schedule or Registration Statement No.:
                       (3)      Filing Party:
                       (4)      Date Filed:

                             PERFECTDATA CORPORATION
                              110 West Easy Street
                          Simi Valley, California 93065


                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON MARCH 29, 2000


To the Shareholders of PERFECTDATA CORPORATION:

     You are cordially invited to attend a Special Meeting of Shareholders of PerfectData Corporation, a California corporation (the "Company"), which will be held at the offices of Flamemaster Corporation at 11120 Sherman Way, Sun Valley, CA 91352 at 10:00 a.m., Pacific Standard Time, on Wednesday, March 29, 2000, for the following purposes:

     1. To approve a Stock Purchase Agreement and the implementation of the related series of transactions contemplated thereunder, all as more fully described in the Proxy Statement annexed hereto, which transactions would, if consummated, effect a change in the control of the Company.

     2. To authorize the reincorporation of the Company under the laws of the State of Delaware, but only if Proposal One is approved and then implemented.

Only shareholders of record at the close of business on Tuesday, February 29, 2000, are entitled to notice of, and to vote at, the Meeting.

WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING, PLEASE DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE. THE PROXY MAY BE REVOKED IN WRITING PRIOR TO THE MEETING OR, IF YOU ATTEND THE MEETING, YOU MAY REVOKE THE PROXY AND VOTE YOUR SHARES IN PERSON.

                       BY ORDER OF THE BOARD OF DIRECTORS

                                  Joseph Mazin
                                    President



Simi Valley, California
March 1, 2000

                             PERFECTDATA CORPORATION
                              110 West Easy Street
                          Simi Valley, California 93065


                                 PROXY STATEMENT
                         SPECIAL MEETING OF SHAREHOLDERS
                                 March 29, 2000

     This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of PerfectData Corporation (the "Company") of proxies to be voted at the Company's Special Meeting of Shareholders (the "Meeting") to be held on Wednesday, March 29, 2000, or at any adjournment thereof. The purposes for which the Meeting is to be held are set forth in the preceding Notice of Special Meeting. This Proxy Statement and the enclosed form of proxy are first being mailed on or about Friday, March 3, 2000, to holders of record of the Company's Common Stock, no par value (the "Common Stock"), at the close of business on Tuesday, February 29, 2000 (the "Record Date"), which has been fixed as the record date for the determination of the shareholders entitled to notice of, and to vote at, the Meeting.

                                VOTING SECURITIES

     On the Record Date, ___________ shares of the Common Stock, which is the only class of capital stock of the Company entitled to vote at the Meeting, were issued, outstanding and entitled to vote. Each shareholder of record is entitled to cast, in person or by proxy, one vote for each share of the Common Stock held by such shareholder as of the close of business on the Record Date. Although the shareholders may, subject to certain exceptions, have a cumulative voting right with respect to the election of directors, they will not have such voting right with respect to either Proposal in the Notice of Special Meeting, even through Proposal One to approve a Stock Purchase Agreement and the implementation of the related series of transactions contemplated thereunder has as one of such transactions the selection of four new directors. For additional information as to Proposal One, please see "Proposal One The Proposed Transactions" elsewhere in this Proxy Statement. Voting at the Meeting on both Proposals will, accordingly, be on a noncumulative basis. [When a shareholder has cumulative voting rights with respect to the election of directors the shareholder is entitled to cast that number of votes as is determined by multiplying the number of shares held by the shareholder by the number of directors to be elected. The shareholder may then cast all of his, her or its votes so determined for one person or spread his, her or its votes among two or more persons as he, she or it sees fit.]

     A majority of the votes cast at this Meeting voting in the affirmative is necessary to approve Proposal One and Proposal Two to authorize reincorporation of the Company under the laws of the State of Delaware. For additional information as to Proposal Two, please see "Proposal Two: Reincorporating in Delaware" elsewhere in this Proxy Statement. Pursuant to the By-Laws of the Company, no other item not listed in the Notice of Special Meeting may be voted upon at the Meeting.

     A majority of the shares of the Common Stock entitled to vote, represented in person or by proxy, shall constitute a quorum at the Meeting. Abstentions and broker non-votes are treated for the purpose of determining a quorum at the Meeting and are not treated as a vote for or against the two Proposals set forth in the Notice of Special Meeting.

     Proxies duly executed and returned by shareholders and received by the Company before a vote at the Meeting will be voted in favor of (1) Proposal One to approve a Stock Purchase Agreement and the related series of transactions contemplated thereunder and (2) Proposal Two to authorize the reincorporation of the Company under the laws of the State of Delaware unless a contrary choice is specified in the proxy. Where a specification is indicated as provided in the proxy, the shares represented by the proxy will be voted in accordance with the specification made.

     The Company's transfer agent for the Common Stock will tabulate the votes cast by proxy and received prior to the Meeting. Votes cast in person, or by proxy given, at the Meeting will be tabulated by the Inspector of Election appointed for the Meeting.

     Your execution of the enclosed proxy will not affect your right as a shareholder to attend the Meeting and to vote in person. Any shareholder giving a proxy has a right to revoke it at any time by (i) a later-dated proxy, (2) a written relocation of proxy sent to, and received by, the Secretary of the Company prior to a vote at the Meeting, or (3) attendence at the Meeting and voting in person.

     A shareholder shall have no right to receive payment for his, her or its shares of the Common Stock as a result of the approval of either Proposal in the Notice of Special Meeting.

     The California Corporations Code does not require that the shareholders of the Company vote on Proposal One in the Notice of Special Meeting. However, because the Common Stock is traded on the Nasdaq SmallCap Market under the symbol "PERF" and Nasdaq Rule 4310(a)(25)(H)(i)(b) requires shareholder approval of any issuance of shares of the Common Stock which will result in a "change of control," the Board of Directors is seeking shareholder approval of Proposal One. In addition, in view of the importance of this vote to the future direction of the Company, the Board of Directors deems its desireable that the Company's shareholders pass on the Proposal. If shareholder approval is not obtained for Proposal One, the Stock Purchase Agreement will terminate and the stock purchase and other contemplated transactions thereunder will not occur.

     Joseph Mazin, Ronald M. Chodorow and Tracie Savage, the current directors of the Company, have agreed to vote in favor of the two Proposals in the Notice of Special Meeting an aggregate of 845,297 shares of the Common Stock or ____ % of the shares eligible to vote. For information as to the shares which they beneficially own, see "Security Ownership of Certain Beneficial Owners and Management" elsewhere in this Proxy Statement. None of these three directors and no person who is or was an executive officer of the Company since April 1, 1998 has any substantial interest, direct or indirect, by security holdings or otherwise, in the two Proposals submitted to a vote at the Meeting other than that Ms. Savage will continue as a director if Proposal One is approved and then implemented.

                    PROPOSAL ONE: THE PROPOSED TRANSACTIONS

Stock Purchase Agreement

     The Company and Millennium Capital Corporation ("Millennium") and JDK Associates, Inc. ("JDK") have executed a Stock Purchase Agreement dated as of January 20, 2000 (the "Stock Purchase Agreement"). A copy of the Stock Purchase Agreement (without exhibits and schedules) is annexed to this Proxy Statement as Appendix A and is incorporated herein by this reference. Millennium, JDK and any of their associates who becomes a buyer between the date of the Stock Purchase Agreement and the date on which the Closing (as hereinafter defined) is held ("Millennium, JDK and all such associates, if any, being collectively referred to herein as the "Buyers") will purchase from the Company an aggregate of 1,333,333 shares (the "Buyers' Shares") of the Common Stock, or ______ % of the shares to be outstanding after the purchase, assuming no other stock transactions between the Record Date and the date of the Closing, at $2.25 per share or for an aggregate purchase price of $2,999,999.25. The Closing is scheduled to be held three business days after all conditions provided in the Stock Purchase Agreement are satisfied, of which the major condition precedent is the obtaining of the shareholder approval as to which proxies are being solicited by this Proxy Statement. The Stock Purchase Agreement contains the customary representations and warranties given by a public company issuer and purchasers of securities from such issuers, including those from the Buyers necessary, in the opinion of the Company, to exempt the sale from the registration requirement of Section 5 of the Securities Act of 1933, as amended (the "Securities Act"), pursuant to the exemption of Section 4(2) of the Securities Act as a transaction not involving a public offering. In addition, the Company has not given any commitment to the Buyers to register the Buyers' Shares under the Securities Act for resale by them.

     The Stock Purchase Agreement also provides that each of Joseph Mazin, the Chairman, the President and the Chief Executive Officer of the Company, and Ronald M. Chodorow will resign as a director at the Closing and that Tracie Savage, as the remaining director of the Company, will thereafter vote to increase the number of directors from three to five and to elect four nominees of the Buyers to serve as directors to fill the vacancies caused by the resignations and the increase in the number of directors. The four nominees of the Buyers for such election as directors are Bryan Maizlish, Timothy D. Morgan, Corey P. Schlossmann and Eugene J. Wolter, Jr. Information with respect to these nominees is furnished in the section "The Proposed New Directors" under this caption "Proposal One: The Proposal Transactions." These actions to be taken by Ms. Savage, as a follow-up to the prior Board of Directors' authorization of execution of the Stock Purchase Agreement and the implementation thereof, are permitted by both the By-Laws of the Company and the California Corporations Code even without shareholder approval. Article III, Section 2 of the By-Laws provides for the number of directors to be not less than three nor more than five and fixes the number at three directors, subject to change by either the shareholders or the Board amending this provision. Ms. Savage's action would amend Article III, Section 2 of the Company's By-Laws to substitute "five" for "three." The Board has previously amended this provision on 11 occasions.

     Mr. Mazin had agreed to continue to serve the Company as its President for at least six months after the Closing and for an additional six months thereafter as a consultant.

Consulting Agreement

    Millennium and JDK (collectively the "Consultants") executed a letter agreement also dated January 20, 2000 (the "Consulting Agreement") with the Company pursuant to which the Consultants will act as the financial advisors to the Company in seeking and closing acquisitions and financings. The Consulting Agreement will not become effective unless and until there is a Closing under the Stock Purchase Agreement. The Consultants will receive, for their services as financial advisors, a five-year warrant to purchase 1,800,000 shares of the Common Stock at $2.75 per share. The Consultants have agreed that the Company may allocate 30,000 of such shares to warrants to be granted to employees of the Company at the Closing. In addition, with respect to their assistance in seeking and then closing acquisitions and financings for the Company, the Consultants will receive a cash fee equal to 5% of the Consideration (as defined) received or paid by the Company with respect to the acquisition or the financing offering.

The Proposed New Directors

     The following table contains certain information with respect to the persons whom the Buyers intend to nominate for election as directors at the Closing under the Stock Purchase Agreement, none of whom currently holds any position or office with the Company:

Name of Nominee         Age at Record Date      Current Principal Occupation

Bryan Maizlish                38             Executive Vice President of
                                             Strategic Planning and Development
                                             of Magnet Interactive Group, Inc.
Timothy D. Morgan             45             Consultant
Corey P. Schlossmann          44             Chief Executive Officer of
                                             Nationwide Auction Systems
Eugene J. Wolter, Jr.         56             Chairman, President and Principal
                                             Broker of National Discount Corp.

If elected, each will serve until the next Annual Meeting of Shareholders or until his successor is duly elected and qualified.

     There are no family relationships among the nominees for election as directors and the current directors and executive officers of the Company.

     Ms. Tracie Savage, the sole current director who will remain as a director if the transactions contemplated by the Stock Purchase Agreement are consummated, assuming shareholder approval is obtained at the Meeting for Proposal One, was 38 at the Record Date and was originally elected as a director of the Company in July 1995. She joined NBC TV Los Angeles, a television subsidiary of the National Broadcasting Company, Inc. in March of 1994. Ms. Savage is the co-anchor of NBC 4's "Today in LA: Weekend" and also serves as a general assignment reporter for the "Channel 4 News." From 1991 to 1994, she was a general assignment reporter for the independent Los Angeles station, KCAL. Ms. Savage has been in broadcast journalism for more than ten years and has been the recipient of numerous awards and honors in her field.

     Bryan Maizlish has, since September 1998, been the Executive Vice President of Strategic Planning and Business Development of Magnet Interactive Group, Inc. ("Magnet"), a private company furnishing engineering comprehensive interactive services. Since June 1999, he has also served as the acting Chief Financial Officer of Magnet. From September 1996 to September 1998, he was a consultant, serving such clients as Discovery Communications and the Democratic National Committee. From March 1996 to September 1996, he was Director of Strategic Planning of Turner Broadcasting. From September 1994 to March 1996, he was Director of Marketing and Distribution of Magnet. Prior thereto, he held various managerial positions with companies in the media communications industry, such as MCA, Inc., Gulf & Western Corporation and Eugene Roddenbury's Norway Corporation.

     Timothy D. Morgan has, since October 1997, been a consultant on matters of business strategies, taxation and financial asset protection techniques. From 1980 through October 1997, he was a partner and principal of Abacus Tax and Financial Services.

     Corey P. Schlossman has been Chief Executive Officer since October 1999, and Chief Financial Officer since January 1999, of Nationwide Auction Systems. Since January 1996, he also serves as a partner and board member of Gordon, Fishburn & Schlossman, a management consulting and accounting firm. Since October 1999, he has also served as a director of Entrade, Inc., a New York Stock Exchange holding company whose online subsidiaries (including Nationwide Auction Systems) provide auction and asset disposition services to the utility and manufacturing industries, among others.

     Eugene J. Wolter, Jr. has been, since January 1993, the Chairman, President and Principal Broker of National Discount Corp., a mortgage and real estate investment company. Prior thereto, Mr. Wolter founded The Art Collection, Inc. in 1992, a wholesale provider of art to the cruise industry which he manages with his wife and daughter, and, in 1998 founded Auction Co. of America, a newly formed Internet based auction company. He had previously a 20-year banking career beginning with the Hartford National Bank and First Co. in Hartford, Connecticut and culminating in 1992 as the President of Jefferson Bank of Broward in Ft. Lauderdale, Florida, a wholly-owned subsidiary of Jefferson Bancorp., a regional publicly held bank.

Reasons for Contemplated Transactions

     After consummation of the transactions contemplated by the Stock Purchase Agreement, the Company will continue in the business of making cleaning products for home and office equipment, including the PerfectData EcoDuster line of compressed air and gas dusters for electronics, premoistened wipes for monitors, lenses and other sensitive equipment and cleaners for disk drives, printers and fax machines. However, the Company has experienced declining financial results from these products during the past three fiscal years. Net sales in the fiscal year ended March 31, 1999 ("fiscal 1999") decreased to $1,689,000 from
$3,299,000 in the fiscal year ended March 31, 1998 ("fiscal 1998") and $5,761,000 in the fiscal year ended March 31, 19997 ("fiscal 1997"). Net sales in the six-month period ended September 30, 1999 increased to $996,000 as compared to $875,000 in the year-earlier period. The net losses in fiscal 1999, fiscal 1998 and 1997 were $402,000, $799,000 and $334,000, respectively. The net loss during the six-month period ended September 30, 1999 was $206,000 as compared with a net loss of $173,000 in the year-earlier period.

     As a result of the Board's review of the Company's future prospects with respect to these products, the directors concluded that the Company should seek a strategic alliance or a buyer as the preferable method of effecting a turnaround in the Company, in addition to implementing the previously reported cost cutting measures. During April 1999, also as previously reported, the Company signed an agreement with Hudson Group, Inc. ("Hudson") to assist the Company in finding prospective acquisitions. Although this effort by Hudson was not successful in achieving this objective and, accordingly, the agreement with Hudson terminated effective on November 27, 1999, the Board believes that the Company's negotiated arrangements with the Buyers and the Consultants will have a better chance at enabling the Company to effect a turnaround. Emphasis will be on adding existing businesses to what the Company already has, rather then seeking a buyer for the Company. In addition, not only will the Buyers infuse the Company with approximately $3,000,000 in additional capital, which can be used for both working capital purposes for the existing business and to seek acquisitions of new businesses, but also the Consultants will actively assist the revised Board of Directors in seeking prospective acquisitions. The Board intends to appoint at the Closing a special committee for such purpose. In addition, the Board believes that the experience of the Consultants in raising financing will also be of a benefit to the Company. There, of course, can be no assurance that these efforts will result in any suitable acquisitions for the Company or that acceptable additional financing, if required, will be obtained.

Recommendation

     FOR THE REASONS DESCRIBED ABOVE, THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR PROPOSAL ONE TO APPROVE THE STOCK PURCHASE AGREEMENT AND THE RELATED SERIES OF TRANSACTIONS CONTEMPLATED THEREUNDER.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth, as of the Record Date, certain information with respect to (1) any person known to the Company who beneficially owned more than 5% of the Common Stock, (2) each director of the Company, (3) the Chief Executive Officer of the Company and (4) all directors and executive officers as a group. Each beneficial owner who is a natural person has advised the Company that he or she has sole voting and investment power as to the shares of the Common Stock, except that, until an option is exercised, there is no right to vote or dispose of the underlying shares.



Name and Address of Beneficial           Number of Shares of Common Stock       Percentage of Common Stock
Owner                                    Beneficially Owned                     Beneficially Owned (1)
------------------------------           --------------------------------       ---------------------------
Joseph Mazin(2)
110 West Easy Street
Simi Valley, CA 93065                             897,697(3)                                %

Flamemaster Corporation
11120 Sherman Way
Sun Valley, CA 91252                                 613,497                                %

Leland P. Polak and Mark E. Polak
11494 Burbank Blvd. North Hollywood, CA
91601                                                316,000                                %

William R. Woodward
Successor & Special Trustee
Richard M. Dnysdale Trust
116 26th Street
Santa Monica, CA 90402                               213,349                                %

Ronald M. Chodorow(4)
(address to come)                                     22,500                                %

Tracie Savage(4)
(address to come)                                  10,100(5)                                %

All directors and officers as a group
(4 in number)                                     931,297(6)                                %

-------------------

1. The percentages computed in the table are based upon ___________ shares of the Common Stock which were outstanding on the Record Date. Effect is given, pursuant to Rule 13d-3(l)(i) under the Securities Exchange Act of 1934, as amended, to shares issuable upon the exercise of options currently exercisable or exercisable within 60 days of the Record Date.

2. President, Chief Executive Officer, Chairman of the Board and a director of the Company.

3. The shares of the Common Stock reported in the table include (a) 613,497 shares owned by Flamemaster Corporation ("Flamemaster") for which Mr. Mazin has voting power as the President, Chairman and Chief Executive Officer of Flamemaster; (b) 37,700 shares owned by the Flamemaster Employees' Profit Sharing Plan for which Mr. Mazin is the fiduciary; (c) 30,500 shares owned by Altuis Investment Corporation ("Altuis") for which Mr. Mazin has shared voting power as Chairman of Board of Altius; (d) 5,000 shares issuable upon the exercise of an option expiring June 28, 2003; and (e) 65,000 shares issuable upon exercise of an option expiring November 24, 2003.

4.   A director of the Company.

5. The shares of the Common Stock reported in the table include 10,000 shares issuable upon the exercise of an option expiring July 20, 2005.

6. The shares of the Common Stock reported in the table include (a) those issuable upon the exercise of options reported in Notes (3) and (5), as well as the other shares described in Note (3), and (b) 1,000 shares owned by an executive officer of the Company.

                    PROPOSAL TWO: REINCORPORATING IN DELAWARE

Reasons for Adopting Delaware Corporate Law

     The Board of Directors is also asking, as Proposal Two in the Notice of Special Meeting, the shareholders to grant the directors the authority to reincorporate the Company, which is currently incorporated under the laws of the State of California, under the laws of the State of Delaware. This change, if approved by the shareholders at the Meeting, would not be implemented unless Proposal One to approve a Stock Purchase Agreement and implementation of the series of related transactions thereunder is also approved by shareholders at the Meeting and then the transactions are consummated.

     Today the Company is headquartered in the State of California and its sole operations are conducted from that office. As is indicated under "Proposal One:
The Proposed Transactions" elsewhere in this Proxy Statement, the Company intends to seek acquisitions to supplement its current business, which may or may not be in the same industry and will not necessarily be located in the State of California. Certain of these operations may be larger in scope than those of the Company currently and the officers of these acquired companies may play an important role in the future management of the Company. At some point the headquarters of the Company may have to be moved outside the State of California to better accommodate these officers and their businesses.

     The General Corporation Law of the State of Delaware (the "GCL") is probably the best known corporate law in the United States because more corporations have chosen to be governed thereunder rather than under any other state law. This decision has been made by both large public companies and small private ones, with their headquarters scattered throughout this country. One commentator has characterized the GCL as evolving "to reflect the changing circumstances of all of its constituencies, including the national business community." Because the GCL has become the closest state law to being a "national state law," the Board believes that the Company being a Delaware corporation will be an asset when it seeks acquisitions and, at the same time, the GCL will continue to be fair to its existing shareholders, both in terms of the statutory provisions themselves and judicial interpretations. There can be, of course, no assurance that this change will facilitate acquisitions or that the corporate headquarters will ever move from the State of California.

Proposed Elimination of Cumulative Voting

     Both Delaware and California law permit shareholders to have cumulative voting rights with respect to the election of directors if authorized in the Certificate of Incorporation or By-Laws. For a description of how cumulative voting rights operate, please see "Voting Rights" elsewhere in this Proxy Statement. Article II, Section 7(c) of the By-Laws currently permits such type of voting in the Company.

     The four persons nominated by the Buyers to be elected as directors of the Company at the Closing (see the sections "Stock Purchase Agreement" and "The
Proposed New Directors" under the caption "Proposal One: The Proposed Transactions") have indicated their intention, as part of the reincorporation, to repeal Article II, Section 7(c) of the By-Laws, so that at future Annual Meetings of Shareholders the shareholders will vote only on a noncumulative basis, which is the practice in most public companies. Accordingly, by voting for Proposal Two to reincorporate the Company in the State of Delaware, the shareholders of the Company will in effect be voting to eliminate cumulative voting because of the intended action of the director-nominees.

     Except as described in the preceding paragraph, the director nominees have no current intention to amend any substantive provision of the Certificate of Incorporation or the By-Laws of the Company, other than to make such changes as are deemed necessary to conform the text to Delaware and not California law. They are not currently aware of any such change that would adversely affect the rights of existing shareholders of the Company.

Comparison of Delaware and California Corporate Law

     If the reincorporation is effected, a shareholder's rights will be governed by Delaware law (i.e., the GCL) and not California law (i.e., the California Corporations Code). The statutes and court decisions with respect to the rights of stockholders under the GCL or thereof shareholders under the California Corporations Code reflect certain differences. In addition, both statutes often permit a corporation to provide in its Certificate of Incorporation or By-Laws for a specific action to be taken and, accordingly, reference has to also be made to these corporate documents, rather than only to the respective statutory provision, if a shareholder is to understand what actions are permissible for a corporation. Copies of the Company's Certificate of Incorporation and the By-Laws, before reincorporation, can be examined at the office of the Company or copies will be sent to a shareholder upon request. After the reincorporation is effected, such copies will similarly be made available to shareholders.

     The following is an explanation of the material differences between the rights of a shareholder of the Company under California law as is currently the case and under Delaware law following reincorporation. The following discussion does not purport to constitute a detailed comparison of all of the provisions of the GCL and the California Corporations Code, but does attempt to describe material differences in areas which the Company believes may be of interest to a shareholder. Shareholders are referred to these laws for a definitive treatment of the subject; however, the Company will be pleased to respond to any specific question which a shareholder may have.

(1) Special Meetings of Shareholders

     Under the GCL in Delaware, a special meeting of stockholders may be called by the Board of Directors or by such other persons as may be authorized in a corporation's Certificate of Incorporation or By-Laws. Under the California Corporations Code, a special meeting of shareholders may be called by the Chairman of the Board, the Board of Directors, the President or the holders of shares entitled to cast not less than 10% of the votes at the meeting or by such other persons as may be authorized in a corporation's Certificate of Incorporation or By-laws. Additionally, under California law, if, after the filling by the remaining directors of any vacancy on the Board of Directors, the directors then in office who have been elected by the shareholders shall constitute less than a majority of the directors then in office, the holders of 5% of the outstanding shares having the right to vote for these directors may call a special meeting of shareholders.

(2) Shareholder Action by Written Consent

     Both Delaware and California law permits shareholder action by written consent if such consent is signed by the holders of outstanding shares having not less than the minimum number of votes that would be necessary to authorize such action or take such action at a meeting at which all shareholders entitled to vote thereon were present and notice is thereafter given to the shareholders who did not consent.

(3) Inspection of Shareholders List

     Delaware law requires a Delaware corporation to keep, and permits any stockholder of record to inspect, under most circumstances, the stockholders' list of a corporation. California law allows any shareholder or group of shareholders holding at least 5% of the stock, or under certain circumstances 1% of the stock, to inspect the shareholders' list of the corporation, upon at least five days' written notice to the corporation.

(4) Filling Vacancies on the Board of Directors

     Under Delaware law, unless otherwise provided in the Certificate of Incorporation or By-Laws, vacancies and newly created directorships resulting from any increase in the authorized number of directors elected by all of the stockholders having the right to vote as a single class may be filled by a majority of the directors then in office, although less than a quorum, or by a sole remaining director. Whenever the holders of any class or classes of stock or series thereof are entitled to elect one or more directors by the Certificate of Incorporation, vacancies and newly created directorships of such class or classes or series may be filled by a majority of the directors elected by such class or classes or series thereof then in office, or by a sole remaining director so elected. California law provides that, unless otherwise provided in the Articles of Incorporation or By-Laws, newly created directorships resulting from an increase in the number of directors and vacancies occurring in the Board of Directors for any reason except the removal of directors may be filled by vote of the Board of Directors. If the number of the directors then in office is less then a quorum, such newly created directorships and vacancies may be filled by (a) the unanimous written consent of the directors then in office (b) a vote of a majority of the directors then in office or (c) a sole remaining director.

(5) Dissenters' Rights

     Under both Delaware and California law, a dissenting shareholder of a corporation participating in certain transactions may, under varying circumstances, receive cash in the amount of the fair value of his, her or its shares, in lieu of the consideration the shareholder would otherwise receive in any such transaction, if a vote of the shareholders for the transaction is required. Delaware law requires such dissenters' rights of appraisal with respect to a sale of assets, a reorganization, a merger or consolidation by a corporation unless the shares of the participating Delaware corporation are either listed on a national securities exchange or held by more than 2,000 stockholders, or if no vote of the stockholders of the surviving corporation is required to approve the merger. California law requires such dissenters' rights for a reorganization, merger or consolidation, but eliminates dissenters' rights for shares traded on the New York Stock Exchange, the American Stock Exchange or included on the OTC margin stock list published by the Federal Reserve Board.

(6) Anti-Takeover-Measures

     Delaware law generally prohibits a corporation from entering into a business combination with an interested stockholder for a period of three years from the date the stockholder becomes an interested stockholder. An interested stockholder is defined (subject to certain limitations) as an owner of 15% or more of the voting securities of a corporation, or an affiliate or associate of the corporation who owned 15% or more of the voting securities of the corporation at any time during the three-year period prior to the date on which the determination of interested stockholder is sought to be made. The prohibition does not apply if (1) prior to the interested stockholder becoming an interested stockholder the Board of Directors approved either the business combination or transaction which resulted in the stockholder becoming an interested stockholder, or (2) upon the consummation of the transaction which resulted in the stockholder becoming an interested stockholder, the interested stockholder owned at least 85% of the corporation's outstanding voting securities, or (3) on or after such stockholder becoming an interested stockholder, the business combination is approved by the Board of Directors and authorized at a meeting of stockholders by at least 662/3% of the outstanding voting securities of the corporation not owned by the interested stockholder. However, the restrictions do not apply if (1) the corporation's original Certificate of Incorporation or an amendment to its Certificate of Incorporation or By-Laws, adopted by a majority of the shares entitled to vote, elects not to be governed by the restrictive provisions, or (2) the corporation does not have a class of securities listed on a national securities exchange, traded on the Nasdaq Stock Market, or held by more than 2,000 stockholders, or (3) for certain other reasons. Delaware law permits a corporation to adopt certain measures designed to reduce a corporation's vulnerability to hostile takeover attempts. Among these measures are establishment of a classified Board of Directors and elimination of the right of stockholders to call special stockholders' meetings unless authorized by the Certificate of Incorporation or By-Laws.

   California does not have a comparable section.

(7) Indemnification of the Officers and Directors

     Both Delaware and California law permit corporations to indemnify present and former directors, officers and employees, within certain guidelines.

(8) Dissolution

     Under both Delaware and California law, shareholders holding a majority of shares entitled to vote thereon may authorize a corporation's dissolution.

Recommendation

     FOR THE REASONS DESCRIBED ABOVE, THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR PROPOSAL TWO TO REINCORPORATE THE COMPANY UNDER THE LAWS OF THE STATE OF DELAWARE.

                              FINANCIAL STATEMENTS

     The following (1) audited financial statements and related management's discussion and analysis which appeared in the Company's Annual Report on Form 10-K for the fiscal year ended March 31, 1999 (the 'Annual Report") and (2) unaudited financial statements and related management's discussion and analysis which appeared in the Company's Quarterly Report on Form 10-Q for the quarter ended September 30, 1999 (the "Quarterly Report"), copies of which are annexed to this Proxy Statement as Appendices B and C, respectively, are incorporated herein by this reference.

                                                                        Page in
                                                                        Annual
 Item in Annual Report                                                  Report
 ----------------------                                                 -------


1. Report of Beckman Kirkland & Whitney.......................................21

2. Balance Sheets as of March 31, 1999 and 1998...............................22

3. Statements of Operations for the Years Ended March 31, 1999,
   1998 and 1997..............................................................23

4. Statements of Shareholders' Equity for the Years Ended
   March 31, 1999, 1998 and 1997..............................................24

5. Statements of Cash Flows for the Years Ended March 31, 1999,
   998 and 1997...............................................................25

6. Notes to Financial Statements..............................................26

7. Management's Discussion and Analysis of Financial Condition
   and Results of Operations ..................................................9


                                                                       Page in
                                                                       Quarterly
Item in Quarterly Report                                               Report
------------------------                                               ------

1. Balance Sheets as of September 30, 1999 and
   March 31, 1999..............................................................2

2. Statements of Earnings and Comprehensive Income for the
   quarters ended September 30, 1999 and 1998 and the six
   months ended September 30, 1999 and 1998....................................3

3. Statements of Shareholders' Equity for the six months
   ended September 30, 1999....................................................4

4. Statements of Cash Flows for the six months ended
   September 30, 1999 and......................................................5

5. Notes to Financial Statements...............................................6

6. Management's Discussion and Analysis of Financial
   Condition and Results of Operations.........................................9

                             SHAREHOLDERS PROPOSALS

     A shareholder who wishes to present a proposal for action at the next Annual Meeting of Shareholders in 2000 (which has not been scheduled as yet) by inclusion of such proposal in the Company's proxy statement for such Meeting (1) must send the proposal so as to be received by the Secretary of the Company no later than May 1, 2000 and (2) must satisfy the applicable conditions established by the Securities and Exchange Commission for shareholder proposals. If a shareholder intends to submit a proposal for consideration at the Annual Meeting in 2000 by means other than inclusion of the proposal in the Company's proxy statement for such Meeting, the shareholder must notify the Company on or before July 9, 2000 or risk management exercising discretionary voting authority with respect to the management proxies to defeat such proposal when and if presented at the Meeting.

                                  MISCELLANEOUS

     The solicitation of proxies on the enclosed form of proxy is made by and on behalf of the Board of Directors of the Company and the cost of this solicitation is being paid by the Company. The Company may pay persons holding shares in their names or in the names of their nominees for the benefit of others, such as broker-dealer firms, banks, depositaries and other fiduciaries, for costs incurred in forwarding soliciting material to their principals. Members of the management of the Company may solicit some shareholders in person, or by telephone or telegraph, for which services they will not be separately compensated.

                                            BY ORDER OF THE BOARD OF DIRECTORS



                                                     Joseph Mazin
                                                     President
Simi Valley, California
March 3, 2000

     SHAREHOLDERS ARE URGED TO SPECIFY THEIR CHOICES, DATE, SIGN, AND RETURN THE ENCLOSED PROXY IN THE ENCLOSED ENVELOPE. PROMPT RESPONSE IS HELPFUL AND YOUR COOPERATION WILL BE APPRECIATED.

The Proxy Statement herein may contain a forward-looking statement. These statements are based on a number of assumptions and estimates which are inherently subject to uncertainty and contingencies, many of which are beyond the control of the Company and reflect future business decisions which are subject to change.

                                                                      Appendix A
                            STOCK PURCHASE AGREEMENT


     This Stock Purchase Agreement (the "Agreement") entered into on January 20, 2000 by and among the individuals and entities set forth on Exhibit A hereto (collectively the "Buyers") and PerfectData Corp., a California corporation (the "Company"). The Buyers and the Company are referred to collectively herein as the "Parties".

     The Buyers desire to purchase from the Company, and the Company desires to sell to the Buyers, an aggregate of 1,333,333 shares of the Common Stock of the Company on the terms and conditions set forth herein.

     Now, therefore, in consideration of the premises and the mutual promises herein made, and in consideration of the representations, warranties, and covenants herein contained, the Parties agree as follows.

                                    ARTICLE I
                                   DEFINITIONS

     I.1......Definitions. The following terms shall have the following meanings for the purposes of this Agreement. -----------

     "Adverse Consequences" means all actions, suits, proceedings, hearings, investigations, charges, complaints, claims, demands, injunctions, judgments, orders, decrees, rulings, damages, dues, penalties, fines, costs, amounts paid in settlement, liabilities, obligations, taxes, liens, losses, expenses, and fees, including court costs and reasonable attorneys' fees and expenses.

     "Affiliate" means, with respect to any specified Person, (a) any other Person which, directly or indirectly, controls, is under common control with, or is controlled by, such specified Person, or (b) any director or executive officer with respect to such Person.

     "Affiliated  Group" means any  affiliated  group within the meaning of Code
Section 1504(a) or any similar group defined under a similar provision of state, local, or foreign law.

     "Basis" means any past or present fact, situation, circumstance, status, condition, activity, practice, plan, occurrence, event, incident, action, failure to act, or transaction that forms or could form the basis for any specified consequence.

     "Business Day" means any day excluding  Saturday,  Sunday and any day which
(a) is either a legal holiday under the laws of the State of New York or (b) is a day on which banking institutions located in the State of New York are closed.

     "Buyers Representatives" means Millennium Capital Corporation and JDK Associates, Inc.

     "COBRA" means the requirements of Part 6 of Subtitle B of Title I of ERISA and Code Section 4980B.

     "Code" means the Internal Revenue Code of 1986, as amended.

     "Common Share" means any share of the Common Stock, no par value, of the Company.

     "Confidential Information" means any information concerning the businesses and affairs of the Company that is not already generally available to the public.

     "Consulting Agreement" means the letter agreement dated the date hereof by and among the Company and Millenium Capital Corporation and JDK Associates, Inc. substantially in the form of Exhibit B hereto.

     "Controlled Group" has the meaning set forth in Code Section 1563.

     "Employee Benefit Plan" means any (a) nonqualified deferred compensation or retirement plan or arrangement, (b) qualified defined contribution retirement plan or arrangement which is an Employee Pension Benefit Plan, (c) qualified defined benefit retirement plan or arrangement which is an Employee Pension Benefit Plan (including any Multiemployer Plan), or (d) Employee Welfare Benefit Plan or material fringe benefit or other retirement, bonus, or incentive plan or program.

     "Employee Pension Benefit Plan" has the meaning set forth in ERISA Section 3(2).

     "Employee Welfare Benefit Plan" has the meaning set forth in ERISA Section 3(1).

     "Environmental,  Health and Safety  Requirements"  shall mean all  federal, state, local and foreign statutes, regulations, ordinances and similar provisions having the force or effect of law, all judicial and administrative orders and determinations, and all common law concerning public health and safety, worker health and safety, and pollution or protection of the environment, including without limitation all those relating to the presence, use, production, generation, handling, transportation, treatment, storage, disposal, distribution, labeling, testing, processing, discharge, release, threatened release, control, or cleanup of any hazardous materials, substances or wastes, chemical substances or mixtures, pesticides, pollutants, contaminants, toxic chemicals, petroleum products or byproducts, asbestos, polychlorinated biphenyl's, noise or radiation.

     "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

     "ERISA Affiliate" means each entity which is treated as a single employer with Seller for purposes of Code Section 414.

     "Fiduciary" has the meaning set forth in ERISA Section 3(21).

     "Governmental Authority" means any domestic or foreign government or political subdivision thereof, whether on a federal, state or local level and whether executive, legislative or judicial in nature, including any agency, authority, board, bureau, commission, court, department or other instrumentality thereof.

     "Intellectual Property" means (a) all inventions (whether patentable or unpatentable and whether or not reduced to practice), all improvements thereto and all patents, patent applications, and patent disclosures, together with all reissuances, continuations, continuations-in-part, revisions, extensions, and reexaminations thereof, (b) all trademarks, service marks, trade dress, logos, trade names and corporate names together with all translations, adaptations, derivations, and combinations thereof and including all goodwill associated therewith, and all applications, registrations, and renewals in connection therewith, (c) all copyrightable works, all copyrights, and all applications, registrations and renewals in connection therewith, (d) all mask works and all applications, registrations and renewals in connection therewith, (e) all trade secrets and confidential business information (including ideas, research and development, know-how, formulas, compositions, manufacturing and production processes and techniques, technical data, designs, drawings, specifications, customer and supplier lists, pricing and cost information and business and marketing plans and proposals), (f) all computer software (including data and related documentation), (g) all other proprietary rights and (h) all copies and tangible embodiments thereof (in whatever form or medium).

     "Knowledge" means actual knowledge after reasonable investigation.

     "Legal Requirements" means, as to any Person, all federal, state, local or foreign laws, statutes, rules, regulations, ordinances, permits, certificates, requirements, regulations, orders, judgments, decrees, rulings and restrictions of any Governmental Authority applicable to such Person or any of its properties or assets.

     "Material Adverse Change" means, with respect to the Company and its Subsidiaries, a change, during the period specified, in the Company's or any of its Subsidiary's business, condition (financial and otherwise), operations, results of operations, assets (including levels of working capital and components thereof), liabilities or prospects, either individually or in the aggregate, which has had, or could reasonably be expected to have, a Material Adverse Effect on the Company.

     "Material Adverse Effect" means, with respect to any Person, a Material Adverse Effect on the business, properties, condition (financial and otherwise), operations, results of operations, assets (including levels of working capital and components thereof), capitalization, management, litigation, liabilities, or prospects of such Person.

     "Material" means any circumstance or state of facts which results in, or would reasonably be expected to result in, losses or the expenditure or commitment of $25,000.

     "Most Recent Balance Sheet" means, with respect to the Company, the balance sheet included in Part I of the Company's Quarterly Report on Form 10-Q filed, pursuant to Section 13 of the Exchange Act, for the Most Recent Fiscal Quarter End.

     "Most Recent Fiscal Quarter End" means, with respect to the Company, the end of the last fiscal quarter as to which the Company has filed a Quarterly Report on Form 10-Q pursuant to Section 13 of the Exchange Act.

     "Multiemployer Plan" has the meaning set forth in ERISA Section 3(37).

     "Ordinary Course of Business" means the ordinary course of business consistent with past custom and practice (including with respect to quantity and frequency).

     "PBGC" means the Pension Benefit Guaranty Corporation.

     "Person" means an individual, a partnership, a corporation, an association, a joint stock company, a trust, a joint venture, an unincorporated organization, or a governmental entity (or any department, agency, or political subdivision thereof).

     "Proceeding"  means  any  action,  suit,  proceeding,   charge,  complaint,
inquiry, audit, investigation or request for information.

     "Prohibited Transaction" has the meaning set forth in ERISA Section 406 and Code Section 4975.

     "Reportable Event" has the meaning set forth in ERISA Section 4043.

     "Securities Act" means the Securities Act of 1933, as amended.

     "Securities Exchange Act" means the Securities Exchange Act of 1934, as amended.

     "Security Interest" means any mortgage, pledge, lien, encumbrance, charge, or other security interest, other than (a) mechanic's, materialmen's, and similar liens, (b) liens for Taxes not yet due and payable or for Taxes that the taxpayer is contesting in good faith through appropriate proceedings, (c) purchase money liens and liens securing rental payments under capital lease arrangements, and (d) other liens arising in the Ordinary Course of Business and not incurred in connection with the borrowing of money.

     "Share" means any share of the Common Stock, no par value, of the Company to be sold to a Buyer pursuant to this Agreement.

     "Subsidiary" means any corporation with respect to which a specified Person (or a Subsidiary thereof) owns a majority of the common stock or has the power to vote or direct the voting of sufficient securities to elect a majority of the directors.

     "Taxes" means any federal, state, local or foreign income, gross receipts, license, payroll, employment, excise, severance, stamp, occupation, premium, windfall profits, environmental (including taxes under Code Section 59A), customs duties, capital stock, franchise, profits, withholding, social security (or similar), unemployment, disability, real property, personal property, sales, use, transfer, registration, value added, alternative or add-on minimum, estimated, or other tax of any kind whatsoever, including any interest, penalty, or addition thereto, whether disputed or not.

     "Tax Returns" means any return, declaration, report, claim for refund, or information return or statement relating to Taxes, including any schedule or attachment thereto, and including any amendment thereof.

                                   ARTICLE II
                           PURCHASE AND SALE OF STOCK

     II.1 Purchase and Sale of the Shares. On and subject to the terms and conditions of this Agreement, the Buyers agree to purchase from the Company, and the Company agrees to sell to the Buyers, the number of Shares aggregating 1,333,333 Shares, as allocated among the Buyers in accordance with Exhibit A hereto and incorporated herein by this reference, for the consideration of $2.25 per Share.

     II.2 Purchase Price. As consideration for the tender of the Shares, the Buyers shall pay to the Company at the Closing $2,999,999.25 in the aggregate (the "Purchase Price") by wire transfer of immediately available funds. The Purchase Price shall be allocated among the Buyers in accordance with Exhibit A hereto.

     II.3 Additional Buyers. Anything in this Agreement to the contrary notwithstanding, any Person may, subsequent to the date hereof and on or prior to the date which is two Business Days preceding the Closing, become a Buyer, provided that (a) the Buyers Representatives consent to the addition of such Person as a Buyer and (b) each such Person executes an agreement in the form of Exhibit C hereto agreeing to being bound by all of the terms and conditions hereof.

                                   ARTICLE III
                                     CLOSING

     III.1 Closing. The closing of the transactions contemplated by this Agreement (the "Closing") shall take place at the offices of Millard, Pilchowski, Holwegerd & Child, counsel to the Company, located at 655 South Hope Street, 12th floor, Los Angeles, California, commencing at 10:00 a.m. on the third Business Day following the satisfaction or waiver of all conditions to the obligations of the Parties to consummate the transactions contemplated hereby (other than conditions with respect to actions the respective Parties will take at the Closing itself) or such other date as the Buyers Representatives and the Company may mutually determine (the "Closing Date"); provided, however, that the Closing Date shall be no later than June 30, 2000.

     III.2 Deliveries at the Closing. At the Closing, (i) the Company will deliver to the Buyers the various certificates, instruments, and documents referred to in Section 8.1 hereof, (ii) the Buyers will deliver to the Company the various certificates, instruments, and documents referred to in Section 8.2 hereof, (iii) the Company will deliver to each of the Buyers stock certificates representing all of his or its Shares, endorsed in blank or accompanied by duly executed assignment documents, and (iv) each of the Buyers will deliver to the Company the consideration specified in Section 2.2 hereof.

                                   ARTICLE IV
                  REPRESENTATIONS AND WARRANTIES OF THE BUYERS

     Each of the Buyers represents and warrants to the Sellers that the statements contained in this Article IV are correct and complete as of the date of this Agreement and will be correct and complete as of the Closing Date (as though made then and as though the Closing Date were substituted for the date of this Agreement throughout this Article IV) with respect to himself or itself.

     IV.1 Organization of Certain Buyers. If the Buyer is a corporation, the Buyer is duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation.

     IV.2 Authorization  of  Transaction.  Each of the Buyers has full power and authority (including, if the Buyer is a corporation, full corporate power and authority) to execute and deliver this Agreement and to perform its obligations hereunder. This Agreement constitutes the valid and legally binding obligation of the Buyer, enforceable in accordance with its terms and conditions. Except as set forth on Schedule 4.2 hereto, the Buyer need not give any notice to, make any filing with, or obtain any authorization, consent, or approval of, any Governmental Authority in order to consummate the transactions contemplated by this Agreement.

     IV.3 Noncontravention. Neither the execution and the delivery of this Agreement, nor the consummation of the transactions contemplated hereby, will
(i) violate any Legal Requirement to which the Buyer is subject or, if a Buyer is a corporation, any provision of its charter or bylaws or (ii) conflict with, result in a breach of, constitute a default under, result in the acceleration of, create in any party the right to accelerate, terminate, modify, or cancel, or require any notice under any agreement, contract, lease, license, instrument, or other arrangement to which the Buyer is a party or by which it is bound or to which any of its assets is subject.

     IV.4 Brokers' Fees. The Buyer has no liability or obligation to pay any fees or commissions to any broker, finder, or agent with respect to the transactions contemplated by this Agreement for which the Company could become liable or obligated.

     IV.5 Investment. The Buyer is acquiring its Shares solely for the purpose of investment for the Buyer's own account, not as a nominee or agent, and not with a view to, or for offer or sale in connection with, any distribution thereof in any transaction which would be in violation of the securities laws or regulations of the United States of America or any state thereof. The Buyer does not have any contract, undertaking, agreement or arrangement with any Person to sell, transfer or grant participation to any third Person with respect to any of the Shares. The Buyer understands that the Shares have not been registered under the Securities Act by reason of a specific exemption from the registration provisions of the Securities Act which depends upon, among other things, the bona fide nature of the investment intent as expressed herein of the Buyer and the other Buyers.

     IV.6 Experience. The Buyer is experienced in evaluating companies such as the Company, and has such knowledge and experience in financial and business matters to enable such Buyer to evaluate the merits and risks of the Buyer's prospective investment in the Company, and the Buyer has the ability to bear the economic risks of such investment.

     IV.7 Accredited Investor Status. The Buyer is an "accredited investor" within the meaning of Section 501(a) of Regulation D promulgated under the Securities Act.

     IV.8 Restricted  Securities.  The Buyer understands that its Shares may not be sold, transferred or otherwise disposed of without registration under the Securities Act and any applicable state securities law or pursuant to of an exemption therefrom and that, in the absence of an effective registration statement covering such Shares or an available exemption from registration, his or its Shares must be held indefinitely. In the absence of an effective registration statement under the Securities Act or applicable state securities law with respect to the Shares, such Buyer (i) shall notify the Company of any proposed disposition by such Buyer of any of its Shares, (ii) shall furnish the Company with a statement of the circumstances surrounding the proposed disposition and, if reasonably requested by the Company, (iii) shall furnish the Company with an opinion of counsel, reasonably satisfactory to the Company, that such disposition will not require the registration of such Shares under the Securities Act and any applicable state securities law. Such Buyer shall not sell, transfer or otherwise dispose of any Shares except in a manner fully consistent with its representations contained in this Section 4.8 and otherwise in full compliance with the terms and conditions of this Agreement and the provisions of applicable law and related regulations. Such Buyer understands that the Company is under no obligation to register any of the Shares under the Securities Act or any applicable state securities law.

     IV.9 Disclosure  of  Information.   Subject  to  completion  of  a  due
diligence investigation with respect to the Company by Buyers Representatives which they and the Company have agreed that they shall complete within one week after receiving the last of the requested documents from the Company (such date being referred to herein as the "Due Diligence Date"), the Buyer has received or has had full access to all the information it considers necessary or appropriate to make an informed investment decision with respect to the Shares to be purchased by such Buyer pursuant to this Agreement. The Buyer further has had an opportunity to ask questions and receive answers from the Company and to obtain additional information (to the extent the Company possessed such information or could acquire it without unreasonable effort or expense) necessary to verify any information furnished to such Buyer or to which such Buyer had access. The foregoing, however, does not in any way limit or modify the representations and warranties made by the Company in Article V hereof.

     IV.10 Information Concerning Buyer. Exhibit A hereto sets forth each Buyer's jurisdiction of organization (if applicable), the location of said Buyer's principal office and the jurisdiction in which such Buyer will accept the Company's offer to sell to it its Shares and in which such Buyer will purchase its Shares.

                                    ARTICLE V
                         REPRESENTATIONS AND WARRANTIES
                                 OF THE COMPANY

     The Company represents and warrants to the Buyer that the statements contained in this Article V are correct and complete as of the date of this Agreement and will be correct and complete as of the Closing Date (as though made then and as though the Closing Date were substituted for the date of this Agreement throughout this Article V), except as set forth in the Schedules attached hereto. Nothing in the Schedules shall be deemed adequate to disclose an exception to a representation or warranty made herein unless the Schedule identifies the exception with reasonable particularity. Without limiting the generality of the foregoing, the mere listing (or inclusion of a copy) of a document or other item shall not be deemed adequate to disclose an exception to a representation or warranty made herein (unless the representation or warranty has to do with the existence of the document or other item itself). An item disclosed in any Schedule shall be deemed disclosed for purposes of all Schedules, provided that reasonably particular cross references have been included.

     V.1 Organization, Qualification, and Corporate Power. The Company is a corporation duly organized, validly existing, and in good standing under the laws of the jurisdiction of its incorporation. The Company is duly authorized to conduct business and is in good standing under the laws of each jurisdiction where such qualification is required, except where the lack of such qualification would not have a Material Adverse Effect on the Company. The Company has full corporate power and authority to carry on the businesses in which it is engaged and to own and use the properties owned and used by it.
Schedule 5.1 hereto lists the directors and officers of the Company. The Company has no Subsidiaries.

     V.2 Capitalization. The entire authorized capital stock of the Company consists of 10,000,000 Common Shares, of which 3,249,806 Common Shares are issued and outstanding and no Common Shares are held in treasury, and 2,000,000 shares of Preferred Stock, none of which is issued and outstanding or held in treasury. All of the issued and outstanding Common Shares have been duly authorized, are validly issued, fully paid and nonassessable. Except as indicated on Schedule 5.2 hereto, there are no outstanding or authorized options, warrants, purchase rights, subscription rights, conversion rights, exchange rights, or other contracts or commitments that could require the Company to issue, sell, or otherwise cause to become outstanding any shares of its capital stock. There are no outstanding or authorized stock appreciation, phantom stock, profit participation, or similar rights with respect to the Company. There are no voting trusts, proxies, or other agreements or understandings with respect to the voting of the capital stock of the Company.

     V.3 Noncontravention. Neither the execution and the delivery of this Agreement, nor the consummation of the transactions contemplated hereby, will
(i) violate any Legal Requirement to which the Company is subject or any provision of the charter or bylaws of the Company or (ii) conflict with, result in a breach of, constitute a default under, result in the acceleration of, create in any party the right to accelerate, terminate, modify, or cancel, or require any notice under any agreement, contract, lease, license, instrument, or other arrangement to which the Company is a party or by which it is bound or to which any of its assets is subject (or result in the imposition of any Security Interest upon any of its assets), except where such violation, conflict, breach, default, acceleration, termination, modification, cancellation, failure to give notice or Security Interest would not be material to the Company or adversely affect the ability of the Parties to consummate the transactions contemplated by this Agreement. Except as set forth in Schedule 5.3 hereto, the Company does not need to give any notice to, make any filing with, or obtain any authorization, consent, or approval of any Governmental Authority in order for the Parties to consummate the transactions contemplated by this Agreement, except where the failure to give notice, to file, or to obtain any authorization, consent, or approval would not be material to the Company or adversely affect the ability of the Parties to consummate the transactions contemplated by this Agreement.

     V.4 Brokers' Fees. The Company has no liability or obligation to pay any fees or commissions to any broker, finder, or agent with respect to the transactions contemplated by this Agreement.

     V.5 Title to Assets. The Company has good and marketable title to, or a valid leasehold interest in, the properties and assets used by it, located on its premises, or shown on the Most Recent Balance Sheet or acquired after the Most Recent Fiscal Quarter End, free and clear of all Security Interests, except for properties and assets disposed of in the Ordinary Course of Business since the date thereof.

     V.6 Events Subsequent to Most Recent Fiscal Year End. Since the Most Recent Fiscal Quarter End, there has not been any Material Adverse Change in the Company taken as a whole. Without limiting the generality of the foregoing, except as set forth on Schedule 5.6 hereto or as contemplated by this Agreement, since that date:

     (a) the Company has not sold, leased, transferred, or assigned any material assets, tangible or intangible, outside the Ordinary Course of Business;

     (b) the Company has not entered into any material agreement, contract, lease, or license outside the Ordinary Course of Business;

     (c) no party (including the Company) has accelerated, terminated, made material modifications to, or canceled any material agreement, contract, lease, or license to which the Company is a party or by which any of them is bound;

     (d) the Company has not imposed any Security Interest upon any of its assets, tangible or intangible;

     (e) the Company has not made any material capital expenditures outside the Ordinary Course of Business;

     (f) the Company has not made any material capital investment in, or any material loan to, any other Person outside the Ordinary Course of Business;

     (g) the Company has not created, incurred, assumed, or guaranteed any indebtedness for borrowed money and capitalized lease obligations;

     (h) the Company has not granted any license or sublicense of any material rights under or with respect to any Intellectual Property;

     (i) there has been no change made or authorized in the charter or bylaws of the Company;

     (j) the Company has not issued, sold, or otherwise disposed of any of its capital stock, or granted any options, warrants, or other rights to purchase or obtain (including upon conversion, exchange, or exercise) any of its capital stock;

     (k) the Company has not declared, set aside, or paid any dividend or made any distribution with respect to its capital stock (whether in cash or in kind) or redeemed, purchased, or otherwise acquired any of its capital stock;

     (l) the Company has not experienced any material damage, destruction, or loss (whether or not covered by insurance) to its property;

     (m) the Company has not made any loan to, or entered into any other transaction with, any of its directors, officers and employees outside the Ordinary Course of Business;

     (n) the Company has not entered into any employment contract or collective bargaining agreement, written or oral, or modified the terms of any existing such contract or agreement;

     (o) the Company has not granted any increase in the base compensation of any of its directors, officers and employees outside the Ordinary Course of Business;

     (p) the Company has not adopted, amended, modified, or terminated any bonus, profit-sharing, incentive, severance, or other plan, contract, or commitment for the benefit of any of its directors, officers and employees (or taken any such action with respect to any other Employee Benefit Plan);

     (q) the Company has not made any other material change in employment terms for any of its directors, officers and employees outside the Ordinary Course of Business; and

     (r) the Company has not committed to effectuate any of the foregoing.

     V.7 Undisclosed Liabilities. The Company has no material liability (whether known or unknown, whether asserted or unasserted, whether absolute or contingent, whether accrued or unaccrued, whether liquidated or unliquidated, and whether due or to become due, including any liability for Taxes), except for
(i) liabilities set forth on the face of the Most Recent Balance Sheet (rather than in any notes thereto) and (ii) liabilities which have arisen after the Most Recent Fiscal Quarter End in the Ordinary Course of Business.

     V.8 Legal   Compliance.  The  Company  has  complied  with  all  Legal
Requirements and no Proceeding has been filed or commenced against it alleging any failure so to comply, except where the failure to comply would not have a Material Adverse Effect on the Company.

     V.9 Tax Matters.

     (a) The Company has duly and timely filed all Tax Returns that it has been required to file for all periods through and including the Closing Date. All such Tax Returns were correct and complete in all material respects. All Taxes owed by the Company (whether or not shown on any Tax Return) have been timely paid. The Company currently is not the beneficiary of any extension of time within which to file any Tax Return.

     (b) None of the Tax Returns that include the operations of the Company has ever been audited or investigated by any Governmental Authority and, to the Knowledge of the Company, no fact exists which would constitute grounds for the assessment of any additional material Taxes by any Governmental Authority with respect to the taxable years covered in such Tax Returns. To the Knowledge of the Company, no issues have been raised in any examination by any Governmental Authority with respect to the businesses and operations of the Company which, by application of similar principles, reasonably could be expected to result in a proposed adjustment to the liability for material Taxes for any other period not so examined. To the Knowledge of the Company, the Company has not received, or expects to receive, from any Governmental Authority any written notice of a proposed adjustment, deficiency, underpayment of Taxes or any other such notice which has not been satisfied by payment or been withdrawn, and no claims have been asserted relating to such Taxes against the Company. No claim has ever been made by a Governmental Authority in a jurisdiction where any Company does not pay Taxes or file Tax Returns that it is or may be subject to taxation by that jurisdiction.

     (c) Schedule 5.9 hereto lists all federal, state, local, and foreign Tax Returns filed with respect to the Company for taxable periods for which the applicable statute of limitations has not expired, indicates those Tax Returns that have been audited, and indicates those Tax Returns that currently are the subject of audit. The Company has delivered to the Buyers Representatives correct and complete copies of all federal Tax Returns, examination reports, and statements of deficiencies assessed against, or agreed to by the Company for taxable periods for which the applicable statute of limitations has not expired. The Company has not waived any statute of limitations in respect of Taxes or agreed to any extension of time with respect to a Tax assessment or deficiency.

     (d) The Company has withheld and paid all material Taxes required to have been withheld and paid in connection with amounts paid or owing to any employee, independent contractor, creditor, stockholder, or other third party.

     (e) The Company has not made, is not obligated to make, and is not a party to any agreement that under certain circumstances could obligate it to make any "excess parachute payment" as defined in Code Section 280G (without regard to subsection (b)(4) thereof). The Company has not been a United States real property holding corporation within the meaning of Code Section 897(c)(2) during the applicable period specified in Code Section 897(c)(1)(A)(ii). The Company is not a party to any tax allocation or sharing agreement. The Company is not subject to any joint venture, partnership or other arrangement or contract which is treated as a partnership for federal income tax purposes. The Company (i) has not been a member of an Affiliated Group filing a consolidated federal income Tax Return and (ii) has no liability for the taxes of any Person (other than the Company) under Code Regulation Section 1.1502-6 (or any similar provision of state, local, or foreign law), as a transferee or successor, by contract, or otherwise.

     (f) The unpaid Taxes of the Company (i) did not, as of the Most Recent Fiscal Quarter End, exceed by any material amount the reserve for Tax liability (rather than any reserve for deferred taxes established to reflect timing differences between book and tax income) set forth on the face of the Most Recent Balance Sheet (rather than in any notes thereto) and (ii) will not exceed by any material amount that reserve as adjusted for operations and transactions through the Closing Date in accordance with the past custom and practice of the Company in filing their Tax Returns.

     V.10.....Real Estate

     (a) The Company owns no real property.

     (b) Schedule 5.10(b) hereto lists and describes briefly all real property leased or subleased to any of the Company. The Company has delivered to the Buyers Representatives correct and complete copies of the leases and subleases listed in Schedule 5.10(b) (as amended to date). With respect to each material lease and sublease listed in Schedule 5.10(b):

          (i) the lease or sublease is legal, valid, binding, enforceable and in full force and effect in all material respects;

          (ii) no party to the lease or sublease is in material breach or default, and no event has occurred which, with notice or lapse of time, would constitute a material breach or default or permit termination, modification, or acceleration thereunder;

          (iii)no party to the lease or sublease has repudiated any material provision thereof;

          (iv) there are no material disputes, oral agreements, or forbearance programs in effect as to the lease or sublease;

          (v) the Company has not assigned,  transferred,  conveyed,  mortgaged,
     deeded  in  trust,   or  encumbered   any  interest  in  the  leasehold  or
     subleasehold; and

          (vi) all facilities leased or subleased thereunder have received all approvals of Governmental Authority (including material licenses and permits) required in connection with the operation thereof, and have been operated and maintained in accordance with applicable Legal Requirements in all material respects.

     V.11 Intellectual Property.

     (a) The Company has not interfered with, infringed upon, misappropriated, or violated any material Intellectual Property rights of third parties in any material respect, and none of the Company and the directors and officers of the Company has ever received any charge, complaint, claim, demand, or notice alleging any such interference, infringement, misappropriation, or violation (including any claim that the Company must license or refrain from using any Intellectual Property rights of any third party). To the Knowledge of any of the Company and the directors and officers of the Company, no third party has interfered with, infringed upon, misappropriated, or violated any material Intellectual Property rights of the Company in any material respect.

     (b) Schedule 5.11(b) hereto identifies each patent or registration which has been issued to the Company with respect to any of its Intellectual Property, identifies each pending patent application or application for registration which the Company has made with respect to any of its Intellectual Property, and identifies each material license, agreement, or other permission which the Company has granted to any third party with respect to any of its Intellectual Property (together with any exceptions). The Company has delivered to the Buyers Representatives correct and complete copies of all such patents, registrations, applications, licenses, agreements, and permissions (as amended to date).
Schedule 5.11(b) also identifies each material trade name or unregistered trademark used by the Company in connection with any of its businesses. With respect to each item of Intellectual Property required to be identified in
Schedule 5.11(b):

          (i) the Company possesses all right, title, and interest in and to the
     item,  free  and  clear  of  any  Security  Interest,   license,  or  other
     restriction;

          (ii) the item is not subject to any outstanding injunction, judgment, order, decree, ruling, or charge;

          (iii)no Proceeding is pending or, to the Knowledge of any of the Company and the directors and officers of the Company, is threatened which challenges the legality, validity, enforceability, use, or ownership of the item; and

          (iv) the Company has never agreed to indemnify any Person for or against any interference, infringement, misappropriation, or other conflict with respect to the item.

     (c) Schedule 5.11(c) hereto identifies each material item of Intellectual Property that any third party owns and that the Company uses pursuant to license, sublicense, agreement, or permission. The Company has delivered to the Buyers Representatives correct and complete copies of all such licenses, sublicenses, agreements and permissions (as amended to date). With respect to each item of Intellectual Property required to be identified in Schedule 5.11(c):

          (i) the license,  sublicense,  agreement,  or permission  covering the item is legal, valid, binding, enforceable and in full force and effect in all material respects;

          (ii) no party to the license, sublicense, agreement, or permission is in material breach or default, and no event has occurred which with notice or lapse of time would constitute a material breach or default or permit termination, modification, or acceleration thereunder;

          (iii) no party to the license, sublicense, agreement, or permission has repudiated any material provision thereof; and

          (iv) the Company has not granted any sublicense or similar right with respect to the license, sublicense, agreement, or permission.

     V.12 Tangible Assets. The buildings, machinery, equipment, and other tangible assets that the Company owns and leases are free from material defects (patent and latent), have been maintained in accordance with normal industry practice and are in good operating condition and repair (subject to normal wear and tear).

     V.13 Inventory. The inventory of the Company consists of raw materials and supplies, manufactured and processed parts, work in process, and finished goods, all of which is merchantable and fit for the purpose for which it was procured or manufactured, and none of which is slow-moving, obsolete, damaged, or defective, subject only to the reserve for inventory writedown set forth on the face of the Most Recent Balance Sheet (rather than in any notes thereto) as adjusted for operations and transactions through the Closing Date in accordance with the past custom and practice of the Company.

     V.14 Contracts. Schedule 5.14 hereto lists the following contracts and other agreements to which the Company is a party: --------- -------------

          (a) any agreement (or group of related agreements) for the lease of personal property to or from any Person providing for lease payments in excess of $10,000 per annum;

          (b) any agreement (or group of related agreements) for the purchase or sale of raw materials, commodities, supplies, products, or other personal property, or for the furnishing or receipt of services, the performance of which will extend over a period of more than one year or involve consideration in excess of $10,000;

          (c) any agreement concerning a partnership or joint venture;

          (d) any agreement (or group of related agreements) under which it has created, incurred, assumed, or guaranteed any indebtedness for borrowed money, or any capitalized lease obligation, or under which it has imposed a Security Interest on any of its assets, tangible or intangible;

          (e)   any   material   agreement    concerning    confidentiality   or
     noncompetition;

          (f) any material agreement with any of the shareholders of the Company and their Affiliates;

          (g) any profit sharing, stock option, stock purchase, stock appreciation, deferred compensation, severance, or other material plan or arrangement for the benefit of its current or former directors, officers, and employees;

          (h) any collective bargaining agreement;

          (i) any agreement for the employment of any individual on a full-time, part-time, consulting;

          (j) any agreement under which it has advanced or loaned any amount to any of its directors, officers, and employees outside the Ordinary Course of Business;

          (k) any agreement under which the consequences of a default or termination could have a Material Adverse Effect on the Company; or

          (l)  any  other  agreement  (or  group  of  related   agreements)  the
     performance of which involves consideration in excess of $10,000.

The Company has delivered to the Buyers Representatives a correct and complete copy of each written agreement listed in Schedule 5.14 (as amended to date) and a written summary setting forth the material terms and conditions of each oral agreement referred to in Schedule 5.14. With respect to each such agreement: (i) the agreement is legal, valid, binding, enforceable and in full force and effect in all material respects; (ii) no party is in material breach or default, and no event has occurred which with notice or lapse of time would constitute a material breach or default, or permit termination, modification, or acceleration, under the agreement; and (iii) no party has repudiated any material provision of the agreement.

     V.15 Notes and Accounts Receivable. All notes and accounts receivable of the Company are reflected properly on their books and records, are valid receivables subject to no setoffs or counterclaims, are current and collectible, and will be collected in accordance with their terms at their recorded amounts, subject only to the reserve for bad debts set forth on the face of the Most Recent Balance Sheet (rather than in any notes thereto) as adjusted for operations and transactions through the Closing Date in accordance with the past custom and practice of the Company.

     V.16 Powers of Attorney. To the Knowledge of any of the Company and the directors and officers of the Company, there are no material outstanding powers of attorney executed on behalf of the Company.

     V.17 Insurance. Schedule 5.17 hereto sets forth the following information with respect to each material insurance policy (including policies providing property, casualty, liability, and workers' compensation coverage and bond and surety arrangements) with respect to which the Company is a party, a named insured, or otherwise the beneficiary of coverage:

          (a) the name, address, and telephone number of the agent;

          (b) the name of the insurer, the name of the policyholder, and the name of each covered insured;

          (c) the policy number and the period of coverage;

          (d) the scope (including an indication of whether the coverage is on a claims made, occurrence, or other basis) and amount (including a description of how deductibles and ceilings are calculated and operate) of coverage; and

          (e) a description of any retroactive premium adjustments or other material loss-sharing arrangements.

With respect to each such insurance policy: (i) the policy is legal, valid, binding, enforceable, and in full force and effect in all material respects;
(ii) neither any of the Company nor any other party to the policy is in material breach or default (including with respect to the payment of premiums or the giving of notices), and no event has occurred which, with notice or the lapse of time, would constitute such a material breach or default, or permit termination, modification, or acceleration, under the policy (including but not limited to retroactive premium adjustments); and (iii) no party to the policy has repudiated any material provision thereof. Schedule 5.17 describes any material self-insurance arrangements affecting the Company.

     V.18 Litigation. Schedule 5.18 hereto sets forth each instance in which the Company (i) is subject to any outstanding Proceeding or (ii) is a party or, to the Knowledge of the Company and the directors and officers of the Company, is threatened to be made a party to any Proceeding, in, or before any Governmental Authority or before any arbitrator.

     V.19 Product Warranty. Substantially all of the products manufactured, sold, leased and delivered by the Company have conformed in all material respects with all applicable contractual commitments and all express and implied warranties, and the Company has no material liability (whether known or unknown, whether asserted or unasserted, whether absolute or contingent, whether accrued or unaccrued, whether liquidated or unliquidated, and whether due or to become due) for replacement or repair thereof or other damages in connection therewith, subject only to the reserve for product warranty claims set forth on the face of the Most Recent Balance Sheet (rather than in any notes thereto) as adjusted for operations and transactions through the Closing Date in accordance with the past custom and practice of the Company. Schedule 5.19 hereto includes copies of the standard terms and conditions of sale or lease for the Company (containing applicable guaranty, warranty, and indemnity provisions).

     V.20 Employees. To the Knowledge of any of the Company and the directors and officers of the Company, no executive, key employee, or significant group of employees plans to terminate employment with the Company during the next 12 months. The Company is not a party to or bound by any collective bargaining agreement, nor has any of them experienced any strike or material grievance, claim of unfair labor practices, or other collective bargaining dispute within the past three years. The Company has not committed any material unfair labor practice. None of the Company and the directors and officers of the Company has any Knowledge of any organizational effort presently being made or threatened by or on behalf of any labor union with respect to employees of the Company.

         V.21     Employee Benefits.

          (i) Schedule 5.21 hereto lists each Employee Benefit Plan that the Company maintains or to which the Company contributes or has any obligation to contribute.

          (ii) Each such Employee Benefit Plan (and each related trust, insurance contract, or fund) complies in form and in operation in all material respects with the applicable requirements of ERISA, the Code and other applicable laws.

          (iii) All required reports and descriptions (including Form 5500 Annual Reports, summary annual reports, PBGC-l's, and summary plan descriptions) have been timely filed and distributed appropriately with respect to each such Employee Benefit Plan. The requirements of COBRA have been met in all material respects with respect to each such Employee Benefit Plan which is an Employee Welfare Benefit Plan.

          (iv) All contributions (including all employer contributions and employee salary reduction contributions) which are due have been paid to each such Employee Benefit Plan which is an Employee Pension Benefit Plan and all contributions for any period ending on or before the Closing Date which are not yet due have been paid to each such Employee Pension Benefit Plan or accrued in accordance with the past custom and practice of the Company. All premiums or other payments for all periods ending on or before the Closing Date have been paid with respect to each such Employee Benefit Plan which is an Employee Welfare Benefit Plan.

          (v) Each such Employee Benefit Plan which is an Employee Pension Benefit Plan meets the requirements of a "qualified plan" under Code
     Section 401(a), has received, within the last two years, a favorable determination letter from the Internal Revenue Service that it is a "qualified plan" and the Company is not aware of any facts or circumstances that could result in the revocation of such determination letter.

          (vi) The market value of assets under each such Employee Benefit Plan which is an Employee Pension Benefit Plan (other than any Multiemployer
     Plan) equals or exceeds the present value of all vested and nonvested liabilities thereunder determined in accordance with PBGC methods, factors and assumptions applicable to an Employee Pension Benefit Plan terminating on the date for determination.

          (vii) The Company has delivered to the Buyers Representatives correct and complete copies of the plan documents and summary plan descriptions, the most recent determination letter received from the Internal Revenue Service, the most recent Form 5500 Annual Report and all related trust agreements, insurance contracts, and other funding agreements which implement each such Employee Benefit Plan.

               (b) With respect to each Employee Benefit Plan that any of the Company or any ERISA Affiliate maintains or ever has maintained or to which any of them contributes, ever has contributed, or ever has been required to contribute:

               (i) No such Employee Benefit Plan which is an Employee Pension Benefit Plan (other than any Multiemployer Plan) has been completely or partially terminated or been the subject of a Reportable Event as to which notices would be required to be filed with the PBGC. No proceeding by the PBGC to terminate any such Employee Pension Benefit Plan (other than any Multiemployer Plan) has been instituted or, to the Knowledge of any of the Company and the directors and officers of the Company, threatened.

               (ii) There have been no Prohibited Transactions with respect to any such Employee Benefit Plan. No Fiduciary has any liability for material breach of fiduciary duty or any other material failure to act or comply in connection with the administration or investment of the assets of any such Employee Benefit Plan. No Proceeding with respect to the administration or the investment of the assets of any such Employee Benefit Plan (other than routine claims for benefits) is pending or, to the Knowledge of any of the Company and the directors and officers of the Company, threatened.

               (iii) The Company has not incurred any material liability (whether known or unknown, whether asserted or unasserted, whether absolute or contingent, whether accrued or unaccrued, whether liquidated or unliquidated, and whether due or to become due) to the PBGC (other than PBGC premium payments) or otherwise under Title IV of ERISA (including any withdrawal liability as defined in ERISA Section
          4201) or under the Code with respect to any such Employee Benefit Plan which is an Employee Pension Benefit Plan.

               (c) None of the Company and the other members of the Controlled Group that includes the Company contributes to, ever has contributed to, or ever has been required to contribute to any Multiemployer Plan or has any material liability (whether known or unknown, whether asserted or unasserted, whether absolute or contingent, whether accrued or unaccrued, whether liquidated or unliquidated, and whether due or to become due), including any withdrawal liability (as defined in ERISA Section 4201), under any Multiemployer Plan.

               (d) The Company does not maintain, has never maintained and does not contribute, has never contributed, and has never been required to contribute, to any Employee Welfare Benefit Plan providing medical, health, or life insurance or other welfare-type benefits for current or future retired or terminated employees, their spouses, or their dependents (other than in accordance with COBRA).

     V.22  Guaranties........The  Company is not a guarantor or is not otherwise responsible for any liability or obligation (including indebtedness) of any other Person.

     V.23 Environmental, Health and Safety Matters.

               (a) Each of the Company and its respective predecessors and Affiliates has complied and is in compliance, in each case in all material respects, with all Environmental, Health and Safety Requirements.

               (b) Without limiting the generality of the foregoing, each of the Company and its respective Affiliates has obtained, has complied with, and is in compliance with, in each case in all material respects, all material permits, licenses and other authorizations that are required pursuant to Environmental, Health and Safety Requirements for the occupation of its facilities and the operation of its business; a list of all such material permits, licenses and other authorizations is set forth on the attached "Environmental and Safety Permits Schedule."

               (c)  None  of the  Company,  or its  respective  Affiliates,  has received any written or oral notice, report or other information regarding any actual or alleged material violation of Environmental, Health and Safety Requirements, or any material liabilities or potential material liabilities (whether accrued, absolute, contingent, unliquidated or otherwise), including any material investigatory, remedial or corrective obligations, relating to any of them or its facilities arising under Environmental, Health and Safety Requirements.

               (d) Except as set forth on the attached "Environmental and Safety Matters Schedule", none of the following exists at any property or facility owned or operated by the Company: (i) underground storage tanks, (ii) asbestos-containing material in any friable and damaged form or condition, (iii) materials or equipment containing polychlorinated biphenyl's, or (iv) landfills, surface impoundment's, or disposal areas.

               (e) None of the Company, or any of their respective predecessors or Affiliates, has treated, stored, disposed of, arranged for or permitted the disposal of, transported, handled, or released any substance, including without limitation any hazardous substance, or owned or operated any property or facility (and no such property or facility is contaminated by any such substance) in a manner that has given or would give rise to material liabilities, including any material liability for response costs, corrective action costs, personal injury, property damage, natural resources damages or attorney fees, pursuant to the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended ("CERCLA") or the Solid Waste Disposal Act, as amended ("SWDA") or any other Environmental, Health and Safety Requirements.

               (f) Neither this Agreement nor the consummation of the transaction that is the subject of this Agreement will result in any material obligations for site investigation or cleanup, or notification to or consent of government agencies or third parties, pursuant to any of the so-called "transaction-triggered" or "responsible property transfer" Environmental, Health and Safety Requirements.

     V.24 Certain Business Relationships with the Company. Except as set forth in Schedule 5.24 hereto or set forth in the Company's Annual Report on Form 10-K for the fiscal year ended March 31, 1999, no Affiliate of the Company or officer or director of the Company has been involved in any material business arrangement or relationship with the Company within the past 12 months, and none of the Affiliates of the Company or officers or directors of the Company owns any material asset, tangible or intangible, which is used in the business of the Company.


     V.25 Shares. The Shares when issued, sold and delivered in accordance with the terms of this Agreement will be duly authorized, validly issued, fully paid and nonassessable, free of any liens, claims, charges, security interests, pledges or encumbrances of any kind (other than any of the foregoing created by any Buyer or as a result of applicable state and federal securities laws) and will possess all of the rights, privileges and preferences provided therefor in the Certificate of Incorporation of the Company. The Shares are not subject to any preemptive rights or rights of first refusal.

     V.26 No Registration Required. Based in part on the representations made by the Buyers in Sections 4.5, 4.6, 4.7 and 4.8 hereof, the issuance of the Shares to the Buyers will be exempt from the registration and prospectus delivery requirements of the Securities Act and the registration and qualification requirements of all applicable state securities laws.

     V.27 Nasdaq Compliance. The Company has not received any notice from The Nasdaq Stock Market Inc. ("Nasdaq") that the Company is not currently in compliance with the Nasdaq criteria for continued reporting of the Common Shares on The Nasdaq SmallCap Market. The Company covenants and agrees that it shall use its best efforts to maintain the quotation of the Common Shares on The Nasdaq SmallCap Market.

     V.28 Periodic Reports. The Company, based solely on knowledge subsequently obtained, is not aware of any material misstatements or omissions in any periodic report previously filed by the Company pursuant to Section 13 of the Securities Exchange Act or in any proxy material previously furnished to its shareholders pursuant to Section 14 of the Securities Exchange Act.

     V.29  Disclosure.  The  representations  and  warranties  contained in this
Article V do not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements and information contained in this Article V not misleading.

                                   ARTICLE VI
                       COVENANTS AND ADDITIONAL AGREEMENTS

     The Parties agree as follows with respect to the period between the execution of this Agreement and the Closing:

     VI.1 General. Each of the Parties will use its best efforts to take all action and to do all things necessary in order to consummate and make effective the transactions contemplated by this Agreement (including satisfaction, but not waiver, of the closing conditions set forth in Article VIII hereof).

     VI.2 Notices and Consents. The Company will give any notices to third parties, and will use its best efforts to obtain any third party consents that the Buyers Representatives reasonably may request in connection with the matters referred to in this Agreement above. Each of the Parties will give any notices to, make any filings with, and use its best efforts to obtain any authorizations, consents, and approvals of any Governmental Authority in connection with the matters referred to in Sections 4.2, 4.3, 5.3 and 6.3 hereof.

     VI.3 Operation of Business. The Company will not engage in any practice, take any action, or enter into any transaction outside the Ordinary Course of Business. Without limiting the generality of the foregoing, the Company will not
(i) declare, set aside, or pay any dividend or make any distribution with respect to its capital stock or redeem, purchase, or otherwise acquire any of its capital stock, (ii) otherwise engage in any practice, take any action, or enter into any transaction of the sort described in Section 5.6 hereof which could have a Material Adverse Effect on the Company.

     VI.4 Preservation of Business The Company will keep its business and properties substantially intact, including its present operations, physical facilities, working conditions, and relationships with lessors, licensors, suppliers, customers, and employees and will at all times maintain an aggregate balance of at least One Million ($1,000,000) Dollars of cash, cash equivalents and marketable securities.

     VI.5 Full Access. The Company will permit the Buyers Representatives to have full access at all reasonable times, and in a manner so as not to interfere with the normal business operations of the Company, to all premises, properties, personnel, books, records (including tax records), contracts, and documents of or pertaining to the Company. The Buyers will treat and hold such information it receives from the Company in the course of the reviews contemplated by this
Section 6.5, as Confidential Information and will not use any of the Confidential Information except in connection with this Agreement, if this Agreement is terminated for any reason whatsoever, will return to the Company, all tangible embodiments (and all copies) of the Confidential Information which are in its possession.

     VI.6 Notice of Developments. The Company will give prompt written notice to the Buyers Representatives of any material adverse development causing a breach of any of the representations and warranties in Article V hereto or which could otherwise have a Material Adverse Effect on the Company. Each Party will give prompt written notice to the others of any material adverse development causing a breach of any of his or its own representations and warranties in Articles IV or V hereof. No disclosure by any Party pursuant to this Section 6.6, however, shall be deemed to amend or supplement any Schedule hereto or to prevent or cure any misrepresentation, breach of warranty, or breach of covenant.

     VI.7 Exclusivity. The Company will not (and the Company will not cause or permit any of its respective representatives, advisers or Affiliates to) (i) solicit, initiate, or encourage the submission of any proposal or offer from any Person relating to the acquisition of any capital stock or other voting securities, or any substantial portion of the assets, of the Company (including any acquisition structured as a merger, consolidation, or share exchange) or
(ii) participate in any discussions or negotiations regarding, furnish any information with respect to, assist or participate in, or facilitate in any other manner any effort or attempt by any Person to do or seek any of the foregoing. Joseph Mazin will not vote any of his Common Shares or Common Shares as to which he controls the voting rights to vote in favor of any such acquisition.

     VI.8 Supplements to Schedules. From time to time prior to the Closing Date, the Company will promptly supplement or amend the Schedules hereto which they have delivered pursuant to this Agreement with respect to any matter hereafter arising which, if existing or occurring at the date of this Agreement, would have been required to be set forth or described in any such disclosure schedule or which is necessary to correct any information in the Schedules hereto which has been rendered inaccurate thereby. No disclosure by the Company pursuant to this Section 6.8, however, shall be deemed to amend or supplement any Schedule hereto or to prevent or cure any misrepresentation, breach of warranty, or breach of covenant unless the transactions contemplated hereby are consummated pursuant to this Agreement in which event any claims with respect to any such misrepresentations or breaches shall be deemed waived by Buyers.

     VI.9 Board of Directors. Upon the execution hereof, Ronald M. Chodorow and Joseph Mazin shall deposit their resignations as members of the Company's Board of Directors in escrow with Wachtel & Masyr, LLP, counsel to the Buyers. On the Closing Date, said resignations shall be released from escrow and Tracie Savage shall vote, as the remaining director, to increase the number of directors to five and to fill the vacancies created on the Board with four designees of the Buyers to be designated prior to the Closing. On the Closing Date, the Board shall create a special committee responsible for seeking mergers and acquisitions for the Company and shall elect to such committee an appointee of current management, a designee of the Buyers and a person to be mutually selected by the foregoing.

     VI.10 Special Meeting of Stockholders.

               (a) The Company shall promptly take all steps necessary to cause a special meeting of its Shareholders (the "Special Meeting") to be duly called, noticed, convened and held as soon as practicable after the execution hereof for the purposes of voting to approve this Agreement, the transactions contemplated hereby and all matters related thereto, as well as the reincorporation of the Company under the laws of the State of Delaware. In connection with the Special Meeting, the Board of Directors of the Company shall unanimously recommend to its shareholders that the shareholders vote in favor of the approval of this Agreement, the transactions contemplated hereby and all matters related thereto, and each of the directors shall use his or her best efforts to secure the required approval of the shareholders, including voting any of his or her shares in favor of such approval.

               (b) In  connection  with the Special  Meeting,  the Company  will prepare and cause to be mailed to its shareholders a notice of the Special Meeting, a definitive proxy statement (the "Proxy Statement") and a form of proxy as soon as practicable and, in any event, shall cause such notice to be mailed no later than the time required by the Exchange Act and any other Legal Requirements and the Company's Articles of Incorporation and Bylaws. The Buyers shall provide the Company with any information for inclusion in the Proxy Statement or any amendments or supplements thereto which is required by any Legal Requirements or which is reasonably requested by the Company. The Company shall consult with the Buyers Representatives with respect to the Proxy Statement and shall afford the Buyers Representative reasonable opportunity to comment thereon. If, at any time prior to the Special Meeting, any event should occur relating to the Company which should be set forth in an amendment of, or a supplement to, the Proxy Statement, the Company will promptly inform the Buyers Representatives in writing. In each such case, the Company, with the cooperation of the Buyers Representatives, will promptly prepare and mail such amendment or supplement and the Company shall consult with the Buyers Representatives with respect to such supplement or amendment and shall afford the Buyer Representatives reasonable opportunity to comment thereon prior to such mailing. The Company will notify the Buyer Representatives at least 48 hours prior to the mailing to its shareholders of the Proxy Statement, or any amendment or supplement thereto.

               (c)......Anything   in   this   Article   VI  to   the   contrary
          notwithstanding, the Company may use a consent solicitation, rather than a proxy solicitation for a Special Meeting, if the Company and the Buyers Representatives mutually agree that this procedure will expedite the solicitation.

                                   ARTICLE VII
                             POST-CLOSING COVENANTS

     The Parties agree as follows with respect to the period following the Closing.

     VII.1 General. In case at any time after the Closing any further action is necessary to carry out the purposes of this Agreement, each of the Parties will take such further action (including the execution and delivery of such further instruments and documents) as any other Party reasonably may request, all at the sole cost and expense of the requesting Party (unless the requesting Party is entitled to indemnification therefor under Article IX hereof).

     VII.2 Litigation Support. Joseph Mazin agrees that, in the event and for so long as the Company actively is contesting or defending against any Proceeding in connection with any fact, situation, circumstance, status, condition, activity, practice, plan, occurrence, event, incident, action, failure to act, or transaction on or prior to the Closing Date involving the Company, he will cooperate with the Company, and provide such testimony as shall be necessary in connection with the contest or defense, all at the sole cost and expense of the Company.

                                  ARTICLE VIII
                              CONDITIONS TO CLOSING

     VIII.1 Conditions to Obligation of the Buyers. The obligation of the Buyers to consummate the transactions to be performed by them in connection with the Closing is subject to satisfaction of the following conditions:

               (a) the representations and warranties set forth in Article V hereof shall be true and correct in all material respects at and as of the Closing Date; ---------

               (b) the Company shall have performed and complied with all of its covenants hereunder in all material respects through the Closing;

               (c) the Company shall have procured all of the material third party consents specified in Section 6.2 hereof; -----------

               (d) no Proceeding shall be pending wherein an unfavorable injunction, judgment, order, decree, ruling, or charge would (i) prevent consummation of any of the transactions contemplated by this Agreement, (ii) cause any of the transactions contemplated by this Agreement to be rescinded following consummation, (iii) affect adversely the right of the Buyers to own the Shares and to control the Company, or (iv) have a Material Adverse Effect on the Company;

               (e) the Company shall have delivered to the Buyers a certificate to the effect that each of the conditions specified above in subsections (a) through (d) of this Section 8.1 is satisfied in all respects;

               (f)  the  Parties   shall  have   received  all  other   material
          authorizations,   consents,   and   approvals   of   governments   and
          governmental agencies referred to in Section 6.2 hereof;

               (g) the relevant parties shall have entered into the Consulting Agreement and the same shall be in full force and effect;

               (h) the Buyers shall have received from counsel to the Company an opinion addressed to the Buyers and dated as of the Closing Date as to such matters as counsel to the Buyers may reasonably request;

               (i) the Buyers shall have received the resignations, effective as of the Closing, of the directors as provided in Section 6.9 hereof and those officers of the Company designated by the Buyers Representatives at least two (2) Business Days prior to the Closing and the nominees of the Buyers shall become directors of the Company;

               (j) the Company shall have on the Closing Date an aggregate balance of at least One Million ($1,000,000) Dollars in cash, cash equivalents and marketable securities;

               (k) the shareholders of the Company shall have approved this Agreement and the consummation of the transactions contemplated hereby in accordance with Company's Articles of Incorporation and Bylaws, the Legal Requirements of the State of California, Nasdaq and the Exchange Act and the regulations promulgated thereunder;

               (l) the filing by the Company of all notices required by Nasdaq regarding the issuance of the Shares by the Company; and

               (m) all  actions to be taken by the  Company in  connection  with consummation of the transactions contemplated hereby and all certificates, opinions, instruments, and other documents required to effect the transactions contemplated hereby will be reasonably satisfactory in form and substance to the Buyers.

The Buyers Representatives may waive on behalf of the Buyers any condition specified in this Section 8.1 if they execute a writing so stating at or prior to the Closing.

     VIII.2 Conditions to Obligation of the Company. The obligation of the Company to consummate the transactions to be performed by them in connection with the Closing is subject to satisfaction of the following conditions:

               (a) the representations and warranties set forth in Article IV above shall be true and correct in all material respects at and as of the Closing Date;

               (b) the Buyers shall have performed and complied with all of their covenants hereunder in all material respects through the Closing;

               (c) no Proceeding shall be pending before any court or quasi-judicial or administrative agency of any federal, state, local, or foreign jurisdiction or before any arbitrator wherein an unfavorable injunction, judgment, order, decree, ruling, or charge would (i) prevent consummation of any of the transactions contemplated by this Agreement or (ii) cause any of the transactions contemplated by this Agreement to be rescinded following consummation (and no such injunction, judgment, order, decree, ruling, or charge shall be in effect);

               (d) the Buyers shall have delivered to the Company a certificate to the effect that each of the conditions specified above in subsections (a) through (c) of this Section 8.2 is satisfied in all respects;

               (e)  the  Parties   shall  have   received  all  other   material
          authorizations,   consents,   and   approvals   of   governments   and
          governmental agencies referred to in Sections 4.2 and 5.3 hereof; and

               (f) all  actions  to be taken by the  Buyers in  connection  with consummation of the transactions contemplated hereby and all certificates, opinions, instruments, and other documents required to effect the transactions contemplated hereby will be reasonably satisfactory in form and substance to the Company.

The Company may waive any condition specified in this Section 8.2 if it executes a writing so stating at or prior to the Closing.

                                   ARTICLE IX
                      SURVIVAL AND REMEDY; INDEMNIFICATION

     IX.1 Survival of Representations and Warranties. All of the terms and conditions of this Agreement, together with the warranties, representations, agreements and covenants contained herein or in any instrument or document delivered or to be delivered pursuant to this Agreement, shall survive the execution of this Agreement and the Closing Date, notwithstanding any investigation heretofore or hereafter made by or on behalf of any Party hereto; provided, further, that, unless otherwise stated, the agreements and covenants set forth in this Agreement shall survive and continue until all obligations set forth therein shall have been performed and satisfied. Notwithstanding the foregoing, (a) the representations and warranties contained in Article IV of this Agreement shall survive the Closing and continue in full force and effect indefinitely; (b) the representations and warranties of the Company contained in Sections 5.9, 5.21 and 5.23 of this Agreement shall survive the Closing and continue in full force and effect until 60 days following the expiration of any applicable statutes of limitations; and (c) all other representations and warranties, and the related agreement of the Company to indemnify the Buyers set forth in this Article IX, shall survive and continue for, and all indemnification claims with respect thereto shall be made prior to the end of, the first anniversary of the Closing Date, except for representations, warranties and related indemnities for which an indemnification claim shall be pending as of the end of the applicable period referred to above, in which event such indemnities shall survive with respect to such indemnification claim until the final disposition thereof (the "Indemnification Period").

     IX.2 Indemnification by the Company.

     (a) In the event that, during the Indemnification Period, there is (i) a breach (or an alleged breach) of any of the representations or warranties made by, or any breach or failure to perform any covenant, agreement or obligation of, the Company in this Agreement or any other document contemplated hereby, or in any document relating hereto or thereto or contained in any Exhibit or Schedule to this Agreement, (ii) any Adverse Consequences relating to the operation on or prior to the Closing of the business of the Company (including redemption, clean-up or similar obligations or costs under Environmental, Health and Safety Requirements and relating to the business and activities or the ownership, operation or lease by the Company of facilities in respect of any periods prior to the Closing), or (iii) any demands, assessments, judgments, costs and reasonable legal and other expenses or other Adverse Consequences arising from, or in connection with, any Proceeding incident to any of the foregoing and, if there is an applicable survival period pursuant to Section 9.1 hereof, then, in each case, provided that the Buyers Representatives make a written claim for indemnification against the Company within such survival period, the Company agrees (subject to the limitations set forth in this Section 9.2) to indemnify the Buyers and its Affiliates, directors, officers. employees, shareholders, representatives and agents (collectively the "Buyers Indemnified Parties") from and against the entirety of any Adverse Consequences the Buyers Indemnified Parties may suffer through and after the date of the claim for indemnification (including any Adverse Consequences the Buyers Indemnified Parties may suffer through and after the end of the applicable survival period) resulting from, arising out of, relating to, in the nature of, or caused by any breach (or alleged breach) of the foregoing; provided, however, that (A) except for breaches of the representations and warranties contained in Sections 5.9,
5.21 and 5.23 hereof, the Company shall not have any obligation to indemnify the Buyers Indemnified Parties from and against any Adverse Consequences resulting from, arising out of, relating to, in the nature of, or caused by any breach (or alleged breach) by the Company until the Buyers Indemnified Parties have suffered Adverse Consequences by reason of all such breaches (or alleged breaches) in excess of a $5,000 aggregate threshold (at which point the Company will be obligated to indemnify the Buyers Indemnified Parties from and against all such Adverse Consequences) and (B) there will be a $2,999,999 aggregate ceiling on the obligation to indemnify the Buyers Indemnified Parties from and against Adverse Consequences resulting from, arising out of, or relating to, the items identified in this Article IX.

     (b) Subject to the provisions of subsection (a) of this Section 9.2 (excluding any applicable threshold and ceiling provisions), the Company agrees to indemnify the Buyers from and against the entirety of any Adverse Consequences the Buyers may suffer resulting from, arising out of, relating to, in the nature of, or caused by any liability of the Company (x) for any Taxes of the Company and any entities owned by or affiliated with the Company with respect to any Tax year or portion thereof ending on or before the Closing Date (or for any Tax period beginning before and ending after the Closing Date to the extent allocable to the portion of such period beginning before and ending on the Closing Date), to the extent such Taxes are not reflected in the reserve for Tax liability (rather than any reserve for deferred Taxes established to reflect timing differences between book and Tax income) shown on the face of the Most Recent Balance Sheet and (y) for the unpaid Taxes of any Person (other than the Company) under Code Regulation Section 1.1502-6 (or any similar provision of state, local, or foreign law) as a transferee or successor by contract or otherwise.

     IX.3 Indemnification by the Buyers. In the event that, during the Indemnification Period, there is (i) a breach, or an alleged breach, of any of the representations or warranties made by, or any breach or failure to perform any covenant, agreement, or obligation of, the Buyers in this Agreement, or any other document contemplated hereby or in any document relating hereto or thereto or contained in any Exhibit or Schedule to this Agreement, or (ii) any demands, assessments, judgments, costs, and reasonable legal and other expenses or other Adverse Consequences arising from, or in connection with, any Proceeding incident to any of the foregoing, and, if there is an applicable survival period pursuant to Section 9.1 hereof, then, in each case, provided that the Company makes a written claim for indemnification against the Buyers within such survival period, the Buyers agree (subject to the limitations set forth in this
Section 9.3) to indemnify, defend and hold harmless the Company and its directors, officers, employees, shareholders, representatives and agents (collectively the "Company's Indemnified Parties") from and against the entirety of any Adverse Consequences the Company's Indemnified Parties may suffer through and after the date of the claim for indemnification (including any Adverse Consequences the Company's Indemnified Parties may suffer through and after the end of the applicable survival period) resulting from, arising out of, relating to, in the nature of, or caused by any breach, or alleged breach of the foregoing.

     IX.4 Third-Party Claims.

     (a) If any Indemnified Party shall notify the Indemnitor with respect to any matter (a "Third Party Claim") which may give rise to a claim for indemnification against the Indemnitor under this Article IX, then the Indemnified Party shall promptly notify the Indemnitor thereof in writing; provided, however, that no delay on the part of the Indemnified Party in notifying the Indemnitor shall relieve the Indemnitor from any obligation hereunder unless (and then solely to the extent) the Indemnitor thereby is prejudiced.

     (b) The Indemnitor will have the right to defend the Indemnified Parties against the Third Party Claim with counsel of its choice reasonably satisfactory to the Indemnified Parties so long as (A) the Indemnitor notifies the Indemnified Parties in writing within 15 days after the Indemnified Parties has given notice of the Third Party Claim that the Indemnitor will indemnify the Indemnified Parties from and against the entirety of any Adverse Consequences the Indemnified Parties may suffer resulting from, arising out of, relating to, in the nature of, or caused by the Third Party Claim, (B) the Indemnitor provides the Indemnified Parties with evidence reasonably acceptable to the Indemnified Parties that the Indemnitor will have the financial resources to defend against the Third Party Claim and fulfill his, her or its indemnification obligations hereunder, (C) the Third Party Claim involves only money damages and does not seek an injunction or other equitable relief, (D) the settlement of, or an adverse judgment with respect to, the Third Party Claim is not, in the good faith judgment of the Indemnified Parties, likely to establish a precedential custom or practice materially adverse to the continuing business interests of the Indemnified Parties, and (E) the Indemnitor conducts the defense of the Third Party Claim actively and diligently.

     (c) So long as the Indemnitor is conducting the defense of the Third Party Claim in accordance with subsection (b) of this Section 9.3, (A) the Indemnified Parties may retain separate co-counsel at his, her or its sole cost and expense and participate in the defense of the Third Party Claim, (B) the Indemnified Parties will not consent to the entry of any judgment or enter into any settlement with respect to the Third Party Claim without the prior written consent of the Indemnitor (not to be withheld unreasonably), and (C) the Indemnitor will not consent to the entry of any judgment or enter into any settlement with respect to the Third Party Claim without the prior written consent of the Indemnified Parties (not to be withheld unreasonably).

     (d) In the event any of the  conditions in  subsection  (b) of this Section
9.3 is or becomes  unsatisfied  in the  reasonable  judgment of the  Indemnified
Parties, (A) the Indemnified Parties may defend against, and consent to the entry of any judgment or enter into any settlement with respect to, the Third Party Claim in any manner they reasonably may deem appropriate (and the Indemnified Parties need not consult with, or obtain any consent from, the Indemnitor in connection therewith), (B) the Indemnitor will reimburse the Indemnified Parties promptly and periodically for the reasonable costs of defending against the Third Party Claim (including attorneys' fees and expenses), and (C) the Indemnitor will remain responsible for any Adverse Consequences the Indemnified Parties may suffer resulting from, arising out of, relating to, in the nature of, or caused by the Third Party Claim to the fullest extent provided in this Article IX.

     IX.5 Other Indemnification Provisions. The liability of the Indemnitor under this Article IX shall be in addition to, and not exclusive of any other liability that the Indemnitor may have at law or equity based on the Indemnitor's fraudulent acts or omissions. None of the provisions of this Agreement shall be deemed a waiver of any defenses which may be available in respect of actions or claims for fraud, including but not limited to, defenses of statutes of limitations or limitations of damages.

                                    ARTICLE X
                                   TERMINATION

     X.1 Termination of Agreement. Certain of the Parties may terminate this Agreement as provided below:

     (a) the Buyers Representatives and the Company may terminate this Agreement by mutual written consent at any time prior to the Closing;

     (b) the Buyers Representatives may terminate this Agreement by giving written notice to the Company at any time prior to the Closing (i) in the event the Company has breached any material representation, warranty, or covenant contained in this Agreement in any material respect, the Buyers Representatives have notified the Company of the breach, and the breach has continued without cure for a period of 30 days after the notice of breach; (ii) if the Closing shall not have occurred on or before June 30, 2000 by reason of the failure of any condition precedent under Section 8.1 hereof (unless the failure results primarily from any of the Buyers themselves breaching any representation, warranty, or covenant contained in this Agreement); or (iii) at any time on or before the Due Diligence Date by reason of the Buyers Representatives being unsatisfied in their sole and absolute discretion with their due diligence.

     (c) the Company may terminate this Agreement by giving written notice to the Buyers at any time prior to the Closing (i) in the event the Buyers have breached any material representation, warranty, or covenant contained in this Agreement in any material respect, the Company has notified the Buyers of the breach, and the breach has continued without cure for a period of 30 days after the notice of breach or (ii) if the Closing shall not have occurred on or before June 30, 2000 by reason of the failure of any condition precedent under Section
8.2 hereof (unless the failure results primarily from the Company breaching any representation, warranty, or covenant contained in this Agreement).

     X.2 Effect of Termination If any Party terminates this Agreement pursuant to Section 10.1 hereof, all rights and obligations of the Parties hereunder shall terminate without any liability of any Party to any other Party (except for any liability of any Party then in breach); provided, however, that the confidentiality provisions contained in Section 6.5 hereof shall survive termination. ARTICLE XI MISCELLANEOUS

     XI.1 Nature of Certain Obligations.  The covenants of each of the Buyers in
Section 2.1 hereof concerning the purchase of its Shares from the Company, the representations and warranties of each of the Buyers in Article IV hereof and the indemnification obligations of the Buyers in Article IX hereof concerning the transaction are several obligations. This means that the particular Buyer making the representation, warranty, or covenant will be solely responsible to the extent provided in Article IX hereof for any Adverse Consequences the Buyers may suffer as a result of any breach thereof and that only the particular Buyer whose act or omission gave rise to the right to indemnification shall indemnify the Company Indemnification Parties pursuant to Article IX hereof.

     XI.2 Press Releases and Public Announcements. No Party shall issue any press release or make any public announcement relating to the subject matter of this Agreement without the prior written approval of the Buyers Representatives and the Company; provided, however, that any Party may make any public disclosure it believes in good faith is required by applicable law or any listing or trading agreement concerning its publicly-traded securities (in which case the disclosing Party will use its reasonable best efforts to advise the other Parties prior to making the disclosure).

     XI.3 No  Third-Party  Beneficiaries.  Subject to the  provisions of Section
11.5 hereof, this Agreement shall not confer any rights or remedies upon any Person other than the Parties and their respective successors and permitted assigns.

     XI.4 Entire Agreement. This Agreement (including the documents referred to herein) constitutes the entire agreement among the Parties and supersedes any prior understandings, agreements, or representations by or among the Parties, written or oral, to the extent they related in any way to the subject matter hereof.

     XI.5 Succession and Assignment. This Agreement shall be binding upon and inure to the benefit of the Parties named herein and their respective successors and permitted assigns. No Party may assign either this Agreement or any of its rights, interests, or obligations hereunder without the prior written approval of the Buyers Representatives and the Company; provided, however, that any Buyer may (i) assign any or all of its rights and interests hereunder to one or more of its Affiliates, and (ii) designate one or more of its Affiliates to perform its obligations hereunder (in any or all of which cases the Buyer nonetheless shall remain responsible for the performance of all of its obligations hereunder).

     XI.6  Counterparts.   This  Agreement  may  be  executed  in  one  or  more
counterparts, each of which shall be deemed an original but all of which together will constitute one and the same instrument.

     XI.7 Headings. The section headings contained in this Agreement are inserted for convenience only and shall not affect in any way the meaning or interpretation of this Agreement.

     XI.8 Notices. All notices, requests, demands, claims, and other communications hereunder will be in writing. Any notice, request, demand, claim, or other communication hereunder shall be deemed duly given if (and then two Business Days after) it is sent by registered or certified mail, return receipt requested, postage prepaid, and addressed to the intended recipient as set forth below:

If to the Buyers:                       Copy to:

Millenium Capital Corporation           Wachtel & Masyr, LLP
245 East 63rd Street                    110 East 59th Street
New York, New York  10021               New York, New York  10022
                                        Attention:  Scott J. Lesser, Esq.

If to the Company:                      Copy to:

PerfectData Corporation                 Millard, Pilchowski, Holweger & Child
110 West Easy Street                    655 South Hope Street
Simi Valley, California 93065           Los Angeles, California 90017
Attention:  Joseph Mazin, President     Attention:  Russell W. Shatz, Esq.

Any Party may send any notice, request, demand, claim, or other communication hereunder to the intended recipient at the address set forth above using any other means (including personal delivery, expedited courier, messenger service, telecopy, telex, ordinary mail, or electronic mail), but no such notice, request, demand, claim, or other communication shall be deemed to have been duly given unless and until it actually is received by the intended recipient. Any Party may change the address to which notices, requests, demands, claims, and other communications hereunder are to be delivered by giving the other Parties notice in the manner herein set forth.

     XI.9 Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED
IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF CALIFORNIA WITHOUT GIVING EFFECT TO ANY CHOICE OR CONFLICT OF LAW PROVISION OR RULE (WHETHER OF THE STATE OF CALIFORNIA OR ANY OTHER JURISDICTION) THAT WOULD CAUSE THE APPLICATION OF THE LAWS OF ANY JURISDICTION OTHER THAN THE STATE OF CALIFORNIA.

     XI.10 Forum Selection and Consent to Jurisdiction. ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR ANY OTHER AGREEMENT CONTEMPLATED HEREBY, OR ANY COURSE OF CONDUCT, COURSE OF
DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN) OR ACTIONS OF THE COMPANY OR BUYERS SHALL BE BROUGHT AND MAINTAINED EXCLUSIVELY IN THE STATE COURTS OR THE UNITED STATES DISTRICT COURTS IN LOS ANGELES, CALIFORNIA.

     XI.11 Waiver of Jury Trial. THE COMPANY AND THE BUYERS HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE ANY RIGHTS EACH MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR ANY OTHER AGREEMENT CONTEMPLATED HEREBY, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN) OR ACTIONS OF THE PARTIES. THE COMPANY AND THE BUYERS ACKNOWLEDGE AND AGREE THAT THEY HAVE RECEIVED FULL AND FAIR CONSIDERATION FOR THIS PROVISION AND THAT THIS PROVISION IS A MATERIAL INDUCEMENT TO THE INVESTOR FOR ENTERING INTO THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY.

     XI.12 Amendments and Waivers. No amendment of any provision of this Agreement shall be valid unless the same shall be in writing and signed by the Buyers Representatives and the Company. No waiver by any Party of any default, misrepresentation, or breach of warranty or covenant hereunder, whether intentional or not, shall be deemed to extend to any prior or subsequent default, misrepresentation, or breach of warranty or covenant hereunder or affect in any way any rights arising by virtue of any prior or subsequent such occurrence.

     XI.13 Severability. Any term or provision of this Agreement that is invalid or unenforceable in any situation in any jurisdiction shall not affect the validity or enforceability of the remaining terms and provisions hereof or the validity or enforceability of the offending term or provision in any other situation or in any other jurisdiction.

     XI.14 Expenses. The Company will bear all of the Parties' reasonable costs and expenses (including legal fees and expenses of one counsel to the Buyers) incurred in connection with this Agreement and the transactions contemplated hereby in the event of the Closing of the transactions contemplated hereby. In the event that this Agreement and the transactions contemplated thereby do not close, then the Parties will bear all of their own costs and expenses incurred in connection with this Agreement.

     XI.15 Construction. The term "this Agreement" means this agreement together with all Schedules and Exhibits hereto, as the same may from time to time be amended, modified, supplemented or restated in accordance with the terms hereof. The use in this Agreement of the term "including" means "including, without limitation." The words "herein," "hereof," "hereunder" and other words of similar import refer to this Agreement as a whole, including the schedules and exhibits, as the same may from time to time be amended, modified, supplemented or restated, and not to any particular section, subsection, paragraph, subparagraph or clause contained in this Agreement. All references to sections, schedules and exhibits mean the sections of this Agreement and the schedules and exhibits attached to this Agreement, except where otherwise stated. The title of and the section and paragraph headings in this Agreement are for convenience of reference only and shall not govern or affect the interpretation of any of the terms or provisions of this Agreement. The use herein of the masculine, feminine or neuter forms shall also denote the other forms, as in each case the context may require or permit. Where specific language is used to clarify by example a general statement contained herein, such specific language shall not be deemed to modify, limit or restrict in any manner the construction of the general statement to which it relates. The language used in this Agreement has been chosen by the Parties to express their mutual intent, and no rule of strict construction shall be applied against any party. Unless expressly provided otherwise, the measure of a period of one month or year for purposes of this Agreement shall be that date of the following month or year corresponding to the starting date, provided that if no corresponding date exists, the measure shall be that date of the following month or year corresponding to the next day following the starting date. For example, one month following February 18 is March 18, and one month following March 31 is May 1. The Parties have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the Parties and no presumption or burden of proof shall arise favoring or disfavoring any Party by virtue of the authorship of any of the provisions of this Agreement. Any reference to any federal, state, local, or foreign statute or law shall be deemed also to refer to all rules and regulations promulgated thereunder, unless the context requires otherwise. The word "including" shall mean including without limitation.

     IN WITNESS WHEREOF, the Parties hereto have executed this Agreement on the date first above written.

                                                PERFECTDATA CORPORATION

                                                By:___________________________
                                                Title:_________________________

                                                BUYERS

                                                MILLENIUM CAPITAL CORPORATION

                                                By:____________________________
                                                Title:________________________

                                                JDK ASSOCIATES, INC.

                                                By:____________________________
                                                Title:_________________________


                                                _______________________________
                                                Joseph Mazin, only with respect
                                                to Sections 6.7, 6.9 and 7.2


                                                _______________________________
                                                Tracie Savage, only with respect
                                                to Section 6.9


                                                _______________________________
                                                Ronald M. Chodorow, only with
                                                respect to Section 6.9

================================================================================

Table of Contents

================================================================================
                                                          Page

Notice of Special Meeting of Shareholders
Proxy Statement:..................................N/A
Voting Securities...................................1
Proposal One: The Proposed Transactions.............3
   Stock Purchase Agreement.........................3          PERFECT DATA
   Consulting Agreement.............................4          CORPORATION
   The Proposed New Directors.......................4
   Business History..................................
   Recommendation....................................
Security Ownership of Certain Beneficial
   Owners and Management.............................
Proposal Two: Reincorporation
   in Delaware.......................................
   Reasons for Adopting Delaware
   Corporate Law.....................................
   Proposed Elimination of                               Notice of Special
   Cumulative Voting.................................    Meeting of Shareholders
                                                         and Proxy Statement
   Comparison of Delaware and
   California Corporate Law..........................
   Recommendation....................................
Financial Statements.................................
Shareholders Proposals................................
Miscellaneous.........................................
Appendix A - Stock Purchase Agreement
Appendix B - Audited Financial Statements
Appendix C - Quarterly Unaudited Financial Statements


                                February __, 2000

==============================================================================

                             PERFECTDATA CORPORATION
                              110 West Easy Street
                          Simi Valley, California 93065
           This Proxy is Solicited on Behalf of the Board of Directors


     The undersigned hereby appoints Joseph Mazin and Tracie Savage as Proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated below, all of the shares of the Common Stock of PerfectData Corporation (the "Company") held of record by the undersigned on February 25, 2000 at the Special Meeting of Shareholders to be held on March 29, 2000 or at any adjournment thereof.

     1. Proposal to Approve a Stock Purchase Agreement and the Implementation of the Related Series of Transactions Contemplated Thereunder.

          [] FOR                   [] AGAINST                    [] ABSTAIN

     2. Proposal to Authorize Recapitalization of the Company in Delaware.


          [] FOR                   [] AGAINST                    [] ABSTAIN

This proxy, when executed, will be voted in the manner directed by the undersigned shareholder(s). If no direction is made, this proxy will be voted FOR Proposals 1 and 2.

PLEASE MARK, SIGN, DATE, AND RETURN THIS CARD PROMPTLY USING THE
ENCLOSED ENVELOPE

I (we) shall attend the Special Meeting in person    _____ Yes       _____ No

                         Please sign  exactly as your name  appears to the left.
                    When shares are held by joint tenants, please both sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by the President or other authorized officer. If a partnership, please sign in full partnership name by a duly authorized person.


                         ------------------------------------------
                                        Signature


                         -------------------------------------------
                                        Signature, if held jointly


                         Date: _________________________, 2000